UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

CATALYST BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd, Suite 120, South San Francisco, CA 94080
(Address of principal executive offices)

(650) 871-0761
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2023, Catalyst Biosciences, Inc. (“Catalyst”) entered into and closed on an Asset Purchase Agreement (the “Purchase Agreement”) with GC Biopharma Corp. (“Buyer”), pursuant to which Buyer acquired on such date Catalyst’s legacy rare bleeding disorder program, including marzeptacog alpha activated (MarzAA), dalcinonacog alpha (DalcA) and CB-2679d-GT (the “Purchased Assets”).

In consideration for the purchase of the Purchased Assets, Buyer will pay Catalyst a total of $6 million in cash, with $1 million payable on closing and $5 million retained as a hold-back until twenty-four months after the closing, subject to the satisfaction of post-closing indemnification obligations. The Purchase Agreement includes customary representations, warranties, covenants and indemnification provisions. Once received, the net proceeds from the transaction will be distributed to holders of the contingent value right issued to Catalyst stockholders of record on January 5, 2023.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1§ to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Catalyst or Buyer. The Purchase Agreement contains representations, warranties and covenants that Catalyst and Buyer made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Purchase Agreement between Catalyst and Buyer and may be subject to important qualifications and limitations agreed to by Catalyst and Buyer in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders or may have been used for the purpose of allocating risk between Catalyst and Buyer rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Catalyst’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 8.01	Other Events.

In connection with Catalyst’s previously announced asset purchase agreement with GNI Group Ltd. (“GNI Group”) and GNI Hong Kong Limited (together with GNI Group, “GNI”) to purchase all of the assets and intellectual property rights primarily related to GNI’s proprietary hydronidone compound outside of China (collectively, the “F351 Assets”), and the definitive agreement with GNI and other minority stockholders to purchase their controlling interest in Beijing Continent Pharmaceuticals Co., Ltd., a commercial-stage pharmaceutical company (the “GNI Transactions”), GNI Group reported its Consolidated Financial Results for its Fiscal Year 2022 on February 15, 2023, showing continued revenue and profit growth from pirfenidone sales in China for the treatment of idiopathic pulmonary fibrosis which includes revenue of approximately $102 million and net profit of approximately $23 million. A copy of GNI Group’s financial results is available on the GNI Group investor relations website: https://www.gnipharma.com/english/ir/.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits furnished herewith contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning Catalyst, GNI, the GNI Transactions, and potential future payments and distributions from the sale of the Purchased Assets to Buyer. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Catalyst, as well as assumptions made by, and information currently available to, management of Catalyst. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions that are predictions or indicate future events or prospects, involve risks and uncertainties and include, but are not limited to, expectations regarding: the GNI Transactions; the potential of, and expectations regarding, GNI’s programs; the potential for an additional $5 million payment from Buyer; and the distribution of cash to legacy Catalyst stockholders. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation:(i) uncertainties as to the timing of the GNI Transactions; (ii) risk that future payments from Buyer will be reduced by indemnification claims under Catalyst’s agreement with Buyer; (iii) risks related to Catalyst’s ability to manage its operating expenses and expenses associated with the GNI Transactions; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions contemplated by the GNI Transactions; (v) unexpected costs, charges or expenses resulting from the purchase of the F351 Assets; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the GNI Transactions; (vii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the product candidates and preclinical programs of Catalyst; and (viii) risks associated with the possible failure to realize certain anticipated benefits of the GNI Transactions, including with respect to future financial and operating results. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the risk factors included in Catalyst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) as well as the proxy statement and registration statement on Form S-3 to be filed with the SEC by Catalyst. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Catalyst expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transactions between Catalyst and GNI, Catalyst intends to file relevant materials with the SEC, including a proxy statement and registration statement on Form S-3 that will contain a prospectus of Catalyst. CATALYST URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CATALYST, GNI, THE GNI TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC by contacting Catalyst Biosciences, Inc. at 611 Gateway Blvd. Suite 120, South San Francisco, California 94080. Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation

Catalyst, GNI and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about Catalyst’s directors and executive officers is included in Catalyst’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC, the proxy statement for Catalyst’s 2022 annual meeting of stockholders, and Catalyst’s Form 8-K filed with the SEC on December 27, 2022. Additional information regarding the persons who may be deemed participants in the solicitation of proxies will be included in the proxy statement and prospectus relating to the proposed transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(b)  Pro Forma Financial Information

(d)  Exhibits

Exhibit No.	Description
10.1§	Asset Purchase Agreement dated as of February 27, 2023 by and between Catalyst Biosciences, Inc. and GC Biopharma Corp.
99.1	Press Release of Catalyst Biosciences, Inc. dated February 28, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

§	Portions of this exhibit (indicated by “[***]”) have been redacted in accordance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: March 2, 2023	/s/ Nassim Usman
Nassim Usman, Ph.D.
President and Chief Executive Officer

Exhibit 10.1

Certain information identified by bracketed asterisks ([***]) has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is entered into as of this 27th day of February, 2023, by and among (i) GC Biopharma Corp., a Yongin-si corporation (the “Buyer”), and (ii) Catalyst Biosciences, Inc., a Delaware corporation (the “Seller”).  The Buyer and the Seller are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.  The capitalized terms used herein and not otherwise defined herein have the meanings given to such terms as set forth in Appendix A hereto.

RECITALS

WHEREAS, the Seller operates a business engaged in, among other things, the development and commercialization of the Products; and

WHEREAS, upon the terms and subject to the conditions set forth herein, the Buyer desires to purchase from the Seller, and the Seller desires to sell to the Buyer, certain assets of the Seller in exchange for the consideration set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, the Parties agree as follows:

ARTICLE I
PURCHASE AND SALE OF PURCHASED ASSETS

1.1         Purchased Assets.  At the Closing, on the terms and subject to the conditions of this Agreement, and on the basis of the representations, warranties, covenants and agreements herein contained, the Seller (and will cause each other Seller Party to) sell, convey, assign, transfer and deliver to the Buyer, and the Buyer will purchase, accept and take from the Seller, all of the right, title and interest in, to and under the Purchased Assets, free and clear of any Encumbrances.

1.2         Excluded Assets.  Notwithstanding that any assets or other rights would otherwise be included in the Purchased Assets, at the Closing, on the terms and subject to the conditions of this Agreement, and on the basis of the representations, warranties, covenants and agreements herein contained, the Seller will (and will cause each other Seller Party to) not sell, convey, assign, transfer or deliver to the Buyer, and the Buyer will not purchase, accept or take from Seller, any Excluded Assets.  “Excluded Assets” means any asset, property, privilege, claim, title, interest, or right of Seller that is not specifically included in the Purchased Assets (all such excluded assets, the “Excluded Assets”).

1.3         Excluded Liabilities.  Except as expressly set forth in Section 1.4, the Buyer shall not assume, whether as a transferee or successor, by contract, operation of law or otherwise, and the Seller shall remain liable for, any and all Liabilities or Encumbrances of the Seller.  The Buyer shall not assume or be responsible for any of the Excluded Liabilities.

1.4         Assumption of Certain Liabilities.  At the Closing, subject to the terms and conditions set forth herein, the Buyer shall assume and agree to pay, perform, honor and discharge when due only the Liabilities arising under or relating to the Assumed Contracts; provided, however, the Seller shall be responsible for payments due under the Assumed Contracts through February 28, 2023 and the Buyer shall assume payment obligations under the Assumed Contracts beginning on March 1, 2023, but, in each case, only to the extent that such Liabilities do not relate to any breach, default or violation by any Seller Party on or prior to the Closing (collectively, the “Assumed Liabilities”).  Notwithstanding any provision in this Agreement or any of the other Transaction Agreements to the contrary, the Buyer shall not assume or be deemed to have assumed any Liabilities of the Seller (or any predecessor owner of all or part of the Seller’s business or assets), including those Liabilities that would become Liabilities of the Buyer as a matter of Law in connection with this Agreement, the other Transaction Agreements and the transactions contemplated hereby and thereby, other than the Assumed Liabilities.

1.5          Purchase Price.  Subject to the adjustments set forth in Section 1.6 and Article II, in consideration for the sale, conveyance, assignment, transfer and delivery to the Buyer of the Purchased Assets and Buyer’s assumption of the Assumed Liabilities, the Buyer shall pay to the Seller the Purchase Price by wire transfer in immediately available funds.

1.6         Withholding of Tax.  Notwithstanding anything in this Agreement to the contrary, the Buyer and its Affiliates are entitled to withhold or otherwise deduct from the consideration otherwise payable pursuant to this Agreement such amounts as the Buyer (or any Affiliate thereof) determines in good faith to be required under any provision of Tax Law.  If the Buyer or its Affiliate determines that such deduction or withholding is so required, it shall provide written notice of such intent to withhold on or prior to five (5) days prior to the Closing Date and shall cooperate with the Seller and the Business to the extent that such cooperation may reduce or eliminate any such deduction or withholding, including the collection and/or filing of any applicable tax forms, documents or information.  To the extent that amounts are so withheld by the Buyer or any of its Affiliates, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the payee with respect to which such amount was withheld.

ARTICLE II
CLOSING

2.1        Time and Place of the Closing.  The Closing shall take place remotely by exchange of documents and signatures on the date of this Agreement by electronic delivery of documents (by “portable document format”, email, or other form of electronic communication) all of which will be deemed to be originals.  The Closing will be deemed to have occurred at 12:01 a.m. Eastern Time on the date of this Agreement.

2.2          Closing Deliverables.

(a)          Seller Deliverables.  At the Closing, the Seller shall have delivered to the Buyer:

(i)          a certificate of its secretary, setting forth the certified organizational documents (as in effect immediately prior to the Closing) and resolutions of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby, and certifying that such organizational documents and resolutions have not been amended or rescinded and are in full force and effect;

(ii)          a good standing certificate from the jurisdiction of its incorporation;

(iii)         duly executed counterparts to this Agreement and all other Transaction Agreements to which the Seller is a party;

(iv)          a Bill of Sale, Assignment and Assumption Agreement in the form attached hereto as Exhibit A;

(v)          a duly executed IRS Form W-9;

[***]      [***];

(vii)        such other bills of sale, deeds, assignments, certificates of title and other documents of transfer as may be reasonably requested by the Buyer in order to convey to the Buyer good and marketable title to all of the Purchased Assets, free and clear of all Encumbrances, and in order to carry out the intentions and purposes of this Agreement and the other documents contemplated hereby.

(b)          Buyer Deliverables.  At the Closing, the Buyer shall have delivered to the Seller, duly executed counterparts to this Agreement and all other Transaction Agreements to which the Buyer is a party.

2.3          Payments.  the Buyer shall pay to the Seller:

(a)          At the time of Closing, an amount in cash equal to (i) the Purchase Price, minus (ii) the Holdback Amount (such amount, the “Closing Payment”), by wire transfer of immediately available funds to the account designated on Schedule 2.3(a) (“Seller Account”); and

(b)          Within [***], an amount in cash equal to Seller’s aggregate expenses for which an invoice has been submitted on or before the Closing set forth on Schedule 2.3(b), by wire transfer of immediately available funds to the Seller Account.

ARTICLE III
REPRESENTATIONS AND WARRANTIES RELATING TO THE SELLER

As a material inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, except as set forth in the corresponding sections or subsections of the disclosure schedule attached hereto (the “Disclosure Schedule”), the Seller represents and warrants to the Buyer as of the date of this Agreement and as of Closing Date as follows:

3.1         Organization and Qualification.  The Seller is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted and as currently proposed to be conducted.  The Seller is qualified or registered to do business and is in good standing (to the extent such concept or a comparable status is recognized) in each other jurisdiction where the nature of the Business requires such qualification or registration, except where the failure to be so qualified, registered or in good standing would not reasonably be expected to result in an adverse effect on the Business or the Purchased Assets.  The Seller has not conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, trade name or other name.  The Seller is not in violation of the provisions of its organizational documents.

3.2       Authority for Agreement.  The Seller has full corporate power and authority to enter into and perform its obligations under this Agreement and the other documents contemplated hereby to which the Seller is or will be a party and to consummate the transactions contemplated hereby and thereby.  The stockholders and the board of directors of the Seller have duly authorized the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby.  No other corporate action on the part of any Seller Party or any stockholder, director or other equityholder or governing body of any Seller Party is necessary to approve and authorize the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby.  This Agreement and the other documents contemplated hereby have been duly executed and delivered by the Seller and assuming the due execution and delivery by the Buyer hereto and thereto, are legal, valid and binding obligations of the Seller, enforceable against the respective party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights in general and general principles of equity.

3.3        No Violation to Result.  The execution, delivery and performance by the Seller of this Agreement and the other documents contemplated hereby and the consummation by the Seller of the transactions contemplated hereby and thereby and the fulfillment by the Seller of the terms hereof and thereof, do not and will not:  (a) violate, breach or constitute a default under (or event which, with the giving of notice or lapse of time, or both, would become a default under), accelerate or permit the acceleration of the performance required by: (i) any of the terms of the organizational documents, or any resolution adopted by any of the shareholders or directors of any Seller Party, or (ii) any Contract related to the Business or otherwise Affecting the Purchased Assets; (b) give any Person the right to declare a default or exercise any remedy or accelerate performance or maturity under any Contract related to the Business or otherwise Affecting the Purchased Assets or cancel, terminate or modify any Contract related to the Business or otherwise Affecting the Purchased Assets; (c)  give any Governmental Authority or other Person the right to prohibit any of the transactions contemplated by this Agreement; or (d) give any Governmental Authority the right to revoke, withdraw, suspend, cancel, modify or terminate any permit, license, or designation that is held by any Seller Party or that is otherwise necessary for any Seller Party to conduct the Business or to own the Purchased Assets.  No notice to, filing with, or consent of, any Person is necessary in connection with, and no “change of control” provision in any Contract related to the Business or otherwise Affecting the Purchased Assets is, or will be, triggered by, the authorization, approval, execution, delivery or performance by the Seller of this Agreement and the other documents contemplated hereby or the consummation by the Seller of the transactions contemplated hereby or thereby.  Each Seller Party has given all notices, made all filings and obtained all consents set forth on Schedule 3.3 or will have done so prior to the Closing.  No “fair price,” “interested stockholder,” “business combination” or similar provision of any jurisdiction’s takeover or similar Law is, or at the Closing will be, applicable to the transactions contemplated by this Agreement and the other documents contemplated hereby.

3.4         Financial Statements.  The Seller has delivered or made available to the Buyer its audited financial statements for the fiscal year ended December 31, 2021, and its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of September 30, 2022 (the “Seller Balance Sheet Date”) and for the nine-month period then ended (collectively, the “Seller Financial Statements”).  The Seller Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated.  The Seller Financial Statements fairly present in all material respects the financial condition and operating results of the Seller as of the dates, and for the periods, indicated therein, except that the unaudited statements are subject to normal year-end adjustments and exclude the footnote disclosures and other presentation items required by GAAP.  Except as set forth in the Seller Financial Statements, the Seller has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the Seller Balance Sheet Date; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Seller Financial Statements, which, in all such cases, individually and in the aggregate would not have a Material Adverse Effect on the Seller, the Business or the Purchased Assets.  The Seller maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

3.5          Adverse Changes.  Since the Seller Balance Sheet Date:

(a)          The Seller has operated its business in the ordinary course and consistent with past practices.

(b)          No Seller Party has (i) suffered a Material Adverse Effect or any effect, event or change that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or (ii) become subject to any Liabilities related to the Business or otherwise Affecting the Purchased Assets;

(c)          The Seller has:

(i)        to the extent Affecting the Purchased Assets and except as required under this Agreement, used commercially reasonable efforts to preserve intact its present business organizations, lines of business, rights to retain its employees and its relationships with employees, customers, manufacturers, suppliers, vendors, distributors, contractors, licensors, licensees, lessors, Governmental Authorities and other Persons having business dealings with the Seller, in each case, consistent with the Seller’s past practice;

(ii)         to the extent Affecting the Purchased Assets, paid or performed in all material respects its obligations when due in the ordinary course of business consistent with past practice, including its obligations under each Contract;

(iii)         (A) defended and protected the Product IP from infringement, (B) not taken, or omitted to take, any action that would reasonably be expected to render invalid or unenforceable any of the Product IP or affected adversely, limited, restricted, impaired or impeded the ability of the Seller (or, after the consummation of the transactions contemplated hereby, the ability of the Buyer) to use and practice the Product IP and (C) prosecuted and maintained all registrations and applications to register the Product IP, including paying any related fees when due, and not abandoned or otherwise allowed to lapse any of the foregoing; and

(iv)         performed in all respects its respective obligations under each Contract Affecting the Purchased Assets.

(d)          The Seller has not:

(i)          sold, leased, licensed, transferred or disposed of or made any contract for the sale, lease, license, transfer or disposition of, or make subject to a security interest or any other Encumbrance, any of the Purchased Assets; merge or consolidate with any other Person or effect any business combination, recapitalization or similar transaction;

(ii)         amended or prematurely terminated, waived any material right or remedy under, or breach any obligation with respect to, any Contract Affecting the Purchased Assets;

(iii)         granted or incurred any Encumbrance on any of the Purchased Assets; or

(iv)         commenced or settled any Proceeding Affecting the Purchased Assets.

3.6          Taxes.

(a)          There are no Encumbrances for Taxes on any of the Purchased Assets, other than Encumbrances for Taxes (i) not yet due and payable or (ii) which have been contested in good faith with the applicable taxing authority.

(b)          All Tax Returns required to be filed by or with respect to the Purchased Assets and/or the Seller have been timely filed, and all such Tax Returns are true, correct and complete in all material respects.

(c)        All Taxes required to have been paid by any Seller Party (including with respect to the Purchased Assets) (whether or not shown on any Tax Return) have been paid on a timely basis.

(d)          No Seller has waived or consented to extend the time in which any Tax Return may be filed that has not yet been filed or any Tax may be assessed or collected by any taxing authority, with respect to the Purchased Assets.

(e)         There is no action, suit, audit or other Proceeding now in progress, pending or threatened in writing or, to the knowledge of any Seller Party, orally against or with respect to the Purchased Assets in respect of Taxes.

3.7          Title to Purchased Assets.

(a)          The Seller has good and marketable title to, is the sole legal, equitable and beneficial owner of, and has the unrestricted power and right to sell, assign and deliver the Purchased Assets.  The Purchased Assets are free and clear of all Encumbrances of any kind or nature.  Upon the Closing, the Buyer will acquire the exclusive legal, equitable and beneficial title or license to or a valid license interest in (as the case may be) the Purchased Assets, free and clear of all Encumbrances of any kind or nature.

(b)          No (i) Seller Party or Affiliate of the foregoing (other than the Seller) or (ii) any other Person has any right, title or interest in, to or under, or Encumbrance upon, any of the Purchased Assets, and the consummation of the transactions contemplated by this Agreement will not give any such Person (other than the Buyer), or result in any such Person (other than the Buyer) having, any right, title or interest in, or Encumbrance upon, any of the Purchased Assets.

(c)          No portion of the Business is conducted by any Seller Party or any Affiliate thereof (other than the Seller).

3.8          Sufficiency and Condition of Assets.

(a)        The Purchased Assets constitute all of the assets used in, necessary, or created as of [***] for the research, development, manufacture, marketing, packaging, commercialization, sale, offer for sale, use, import, export and regulatory approval of the Products to the extent such actions were conducted by the Seller immediately prior to [***].

(b)         The Seller and its Affiliates have not marketed, commercialized, distributed, or sold any of the Products at any time prior to the Closing Date and the Purchased Assets were suitable and adequate as of [***] for continued use in the manner then-conducted by the Seller as of immediately prior to [***].  The inventory and samples, in each case as part of the Products, are of a quality and quantity usable in the ordinary course of business consistent with past practice, except in each case for excess, damaged, obsolete, or expired items.

3.9         Litigation.  There is no Proceeding pending or, to the knowledge of the Seller, threatened against any Seller Party related to the Business or Affecting the Purchased Assets before any court, agency, authority or arbitration tribunal, that (a) would be reasonably expected to adversely impact the Business or Purchased Assets or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.  No Seller Party has received any opinion or legal advice to the effect that any Seller Party is exposed from a legal standpoint to any Liability or disadvantage that may be material to the Business or the Purchased Assets.  There are no actions or omissions of any Seller Party and to the knowledge of the Seller, no facts or events that could be reasonably expected to result in any Proceeding against any Seller Party related to the Business or Affecting the Purchased Assets or that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.  No Seller Party has ever settled or compromised any suit, claim, action, arbitration, proceeding or investigation (whether filed or threatened) related to the Business or otherwise Affecting the Purchased Assets.  There is no Proceeding by any Seller Party pending, or which any Seller Party has commenced preparations to initiate, against any other Person related to the Business or otherwise Affecting the Purchased Assets or that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.  No Seller Party or any of its respective officers or other employees is subject to or in default with respect to any notice, order, writ, injunction or decree of any Governmental Authority or arbitration tribunal related to the Business or otherwise Affecting the Purchased Assets.

3.10      Compliance with Laws.  Each Seller Party, and each of Seller’s direct and indirect owners, officers, directors, managers, and employees, and to the knowledge of the Seller, it agents and contractors, has complied in all material respects with, is not in material violation of, and have not received any written or oral notices of violation with respect to, any Laws applicable to any Seller Party related to the Business or otherwise Affecting the Purchased Assets, including but not limited to those that are applicable to the ownership, manufacture, research, development, investigational use, premarket approval, production, operation, storage, distribution, commercialization, pricing, sale, warehousing, packaging, labeling, advertising, promotion, record keeping, filing of reports, security, and handling and/or testing of the Purchased Assets and those to which Purchased Assets are subject, including those relating to occupational health and safety.  Each Seller Party, and each of Seller’s direct and indirect owners, officers, directors, managers, and employees, and to the knowledge of the Seller, it agents and contractors has all material licenses, permits, approvals and qualifications from any Governmental Authority necessary to carry on the Business and all such items are in full force and effect, and each Seller Party, and each of Seller’s direct and indirect owners, officers, directors, managers, and employees, and to the knowledge of the Seller, it agents and contractors, is and has at all times been in material compliance with the terms thereof.  No Seller Party, or direct or indirect owners, officers, directors, managers, employees, and to the knowledge of the Seller, it agents or contractors of Seller, has received any allegations from current or former employees, consultants or independent contractors with respect to any alleged act or omission arising under or relating to any noncompliance with any Law, and has not conducted or initiated any internal investigation or made a voluntary or involuntary disclosure to any Governmental Authority with respect to any alleged act or omission arising under or relating to any noncompliance with any Law, in each case related to the Business or otherwise Affecting the Purchased Assets.  No Seller Party, or direct or indirect owners, officers, directors, managers, employees, and to the knowledge of the Seller, it agents or contractors of Seller, has received any notice or citation nor any written notice or communication from FDA or any other Governmental Authority for any actual or potential noncompliance with any of the foregoing in this Section 3.10, and, to the knowledge of the Seller, there exists no condition, situation or circumstance, nor has there existed such a condition, situation or circumstance, which, after notice or lapse of time, or both, would constitute noncompliance with or give rise to future Liability with regard to any of the foregoing in this Section 3.10.

3.11      Environmental Matters.  Each Seller Party has conducted the Business at all times in compliance with all applicable Environmental Laws.  To the knowledge of the Seller, no real property currently owned, leased or operated by any Seller Party and used in the Business in any manner contains, and, during the period of its ownership, operation or tenancy at any real property formerly owned, operated or leased by any Seller Party, no Hazardous Substance were released at such property Affecting the Purchased Assets, in each case, in amounts that would reasonably be expected to result in material liability to the Seller under any applicable Environmental Law.  No Seller Party has received any request for information from any Governmental Authority pursuant to any Environmental Law or any notices, or demand letters from any Governmental Authority or other Person, which have not heretofore been resolved with such Governmental Authority or other Person, indicating that any Seller Party may be in violation of, or liable under, any Environmental Law Affecting the Purchased Assets.  There are no Proceedings pending or, to the knowledge of the Seller, threatened against any Seller Party relating to any violation, or alleged violation, of any Environmental Law Affecting the Purchased Assets.  No reports have been filed, or are required to be filed, by any Seller Party concerning the Release of any Hazardous Substance or the threatened or actual violation of any Environmental Law Affecting the Purchased Assets.  No Seller Party has disposed of, released or transported in material violation of any applicable Environmental Law from any properties owned or operated, or formerly owned or operated, by any Seller Party used in the Business.  To the knowledge of the Seller, no remediation or investigation of Hazardous Substances is occurring at any property owned or operated, or formerly owned or operated, by any Seller Party and used in the Business.  No Seller Party has any material Liabilities relating to any Proceeding, settlement, court order, administrative order, regulatory requirement, judgment or claim asserted or arising under any Environmental Law or relating to a violation or alleged violation of any Environmental Law by any Seller Party or any Person Affecting the Purchased Assets.  Each Seller Party has obtained and is in material compliance with all Environmental Permits (each of which is disclosed in Schedule 3.11 of the Disclosure Schedule) necessary for the ownership, lease, operation or use of the Purchased Assets and all such Environmental Permits are in full force and effect and shall be maintained in full force and effect by any Seller Party through the Closing Date in accordance with Environmental Law, and the Seller is not aware of any condition, event or circumstance that might prevent or impede, after the Closing Date, the ownership, lease, operation or use of the Purchased Assets.  The Seller has provided or otherwise made available to the Buyer and listed in Schedule 3.11 of the Disclosure Schedule: any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models and other similar documents with respect to Purchased Assets which are in the possession or control of any Seller Party related to compliance with Environmental Laws or the Release of Hazardous Materials.

3.12        Intellectual Property.

(a)          Schedule 3.12(a) of the Disclosure Schedule contains a complete and accurate list of all Product IP that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Governmental Authority or similar entity, setting forth, for each item, the title, full legal name of the applicant(s) and owner(s) of record, applicable jurisdiction, status, application or registration number, and date of application, registration or issuance, as applicable (“Registered Product IP”).  None of the Registered Product IP has been determined by any Governmental Authority to be invalid or unenforceable.

(b)        Each Seller Party has complied in all material respects with all the requirements of all applicable Patent, Trademark and copyright offices and all other applicable Governmental Authorities to maintain the Registered Product IP in full force and effect, including payment of all required fees when due to such offices or agencies.  The Seller is listed in the records of the appropriate Governmental Authorities as the sole assignee and owner of each item of Registered Product IP.  All assignments of Registered Product IP that are or may be required to be filed or recorded in order to be valid or effective against bona fide purchasers without notice of such assignment have been duly executed and filed or recorded with the applicable Patent, Trademark and copyright offices and all other applicable Governmental Authorities.

(c)          Each item of Product IP is (i) solely owned by the Seller free and clear of any Encumbrances other than the Existing Licenses and (ii) transferable, assignable, and enforceable by the Seller at the Closing and will be transferable, assignable, and enforceable by the Buyer after the Closing.

(d)         Except as expressly set forth in the Existing Licenses, none of the Product IP is subject to any license, covenant, immunity, release, or other right of or for the benefit of any Person, or any agreement or obligation to grant or otherwise convey any such rights.

(e)          No claims (i) challenging the validity, enforceability, effectiveness or ownership of any of the Product IP or (ii) to the effect that the conduct of the Business, including the Products (or their manufacture, use or sale), infringes, misappropriates or violates or will infringe on, misappropriate or violate any Intellectual Property Rights of any Person have, in the five (5) years prior to the date hereof, been asserted in writing against any Seller Party or are threatened in writing by any Person.  There are no interference, re-examination, reissue, opposition, nullity, inter partes review, covered business method review, post grant review, or cancellation proceedings pending that relate to any of the Product IP.  The conduct of the Business, including the Products (or their manufacture, use or sale) do not infringe, misappropriate or violate any Intellectual Property Rights of any Person.

(f)         To the Seller’s knowledge, no Person (including any current or former employee or consultant of any Seller Party) is (or immediately upon the Closing will be) infringing, violating or misappropriating the Product IP.  In the five (5) years preceding the date hereof, no claim has been made by any Seller Party in writing against any Person alleging any infringement, violation or misappropriation of any Product IP.

(g)          Schedule 3.12(g) of the Disclosure Schedule sets forth a complete and accurate listing of all licenses, sublicenses, covenants not to sue, and other agreements to which Seller is a party, or by which any Seller Party is bound or that any Product IP is subject to, and pursuant to which (i) any Seller Party is authorized or otherwise permitted to use any other Person’s Intellectual Property that is primarily used or held for use by any Seller Party in the Business, or necessary to conduct the Business (such agreements disclosed pursuant to this subclause (i), the “Inbound IP Agreements”), or (ii) any Person is authorized or otherwise permitted to use, or which conveys any license, covenant, immunity, release, or other right of or for the benefit of any Person with respect to, any Product IP (such agreements disclosed pursuant to this subclause (ii), the “Existing Licenses”).  Prior to the date hereof, the Seller has provided to Buyer access to true, correct and complete copies of all Inbound IP Agreements and all Existing Licenses.

(h)          Each Seller Party has secured written assignments to the Seller of all right, title and interest in and to all Product IP from all current and former consultants, contractors, employees and other third parties (“Creators”) who contributed to the creation or development of Product IP and/or all Creators are subject to agreements which contain present assignment rights in the Product IP to the Seller (“Assignments”).  Each Creator is listed on Schedule 3.12(h) of the Disclosure Schedule.  No third party, including any former employer of any Creator, has any claim to any right, title or interest in, to or under any Product IP that is inconsistent with such Assignments.  Each Creator and all other Persons to whom any Trade Secrets included in the Purchased Assets have been disclosed are subject to adequate and customary restrictions on the use and disclosure of such Trade Secrets, in each case with a duration that extends at least ten years past the Closing Date and, with respect to current and former employee Creators, to non-competition restrictions that extend at least one year from the last date such Creator is employed by the Seller, unless prohibited by applicable Law (“Confidentiality Obligations”).  All such Assignments and Confidentiality Obligations are legal, valid and binding obligations, enforceable against the respective party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights in general and general principles of equity.  No party to any such Assignment or agreements containing such Confidentiality Obligations (an “NDA”) is in violation or breach of any such Assignment or NDA including the Confidentiality Obligations.

(i)          Each Seller Party has taken reasonable measures consistent with industry practice to protect and preserve the confidentiality of all Trade Secrets included in or utilized in connection with the Product IP.

(j)          Neither the execution, delivery or performance by the Seller of this Agreement or the other Transaction Agreements, nor the completion of the transactions contemplated hereby or thereby, will result in: (i) the breach, modification, cancellation, termination, or suspension of any Inbound IP Agreements or Existing Licenses; or (ii) the loss or impairment of ownership rights or any other rights to or under any Product IP; or the creation, vesting, extension, or expansion of any rights of any Person with respect to any Product IP.

(k)        None of the Product IP was developed or created using any funding or facilities of a university, college, other educational institution or research center, or funding from any Governmental Authority, and none of the Product IP is subject to any rights of any Governmental Authority.

3.13    Restrictions on Business Activities.  There is no agreement or understanding (non‑competition or otherwise, written or oral), commitment, judgment, injunction, order or decree to which any Seller Party is a party or otherwise binding upon any Seller Party that (a) prohibits, impairs or materially limits any Seller Party’s right to engage in the Business or otherwise own and use the Purchased Assets (or would prohibit, impair or materially limit the Buyer’s right to own and use the Purchased Assets as such rights exist immediately upon the Closing), or (b) imposes a “most favored nation” requirement or similar provision with respect to the Purchased Assets.  Without limiting the generality of the foregoing, no Seller Party has (i) agreed to provide or make any rebate, penalty, change in pricing or other payment or other accommodation to any Person in the event that any Seller Party changes the terms applicable any Seller Party’s Services or (ii) entered into any Contract under which any Seller Party is restricted from selling, licensing, manufacturing, delivering or otherwise distributing or commercializing any of its Intellectual Property Rights or from providing Services to customers or potential customers or any class of customers, in any geographic area, during any period of time, or in any segment of the market.

3.14        Material Contracts.

(a)         Schedule 3.14 sets forth an accurate and complete list of each Contract that (i) the Seller has continuing obligations under, and/or (ii) is in effect as of the Closing Date, in each case, to which the Seller is a party that is related to the Business or otherwise Affecting the Purchased Asset, including, without limitation any of the following Contracts to the extent such Contracts are Affecting the Purchased Assets (each, a “Material Contract” and collectively, the “Material Contracts”):

(i)          each Contract containing (A) any covenant limiting the freedom of a Seller Party to engage in the Business, (B) any most-favored pricing arrangement or similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, right of first refusal or right of first negotiation or similar covenant, or (D) any non-solicitation provision;

(ii)         each Contract requiring payments to or from a Seller Party in excess of $100,000 pursuant to its express terms and not cancelable without penalty;

(iii)       each Contract requiring payment by or to a Seller Party after the date of this Agreement in excess of $100,000 pursuant to its express terms relating to: (A) any distribution agreement (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of a Seller Party; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which a Seller Party has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which a Seller Party has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by the applicable Seller Party; or (D) any Contract with any third party providing any services relating to the manufacture or production of any of the Products or any Contract to sell, distribute or commercialize any of the Products; and

(iv)        each Contract containing any royalty, dividend or similar arrangement based on the revenue or profits of any Seller Party.

(b)          The Seller has provided the Buyer with a true, correct and complete copy of each Material Contract, including all schedules, exhibits, annexes, appendixes, work orders, addendum or similar documents, and modifications, amendments and supplements thereto.  No Seller Party has received any threat or notice of cancellation of any Material Contract by the other party thereto and, to the knowledge of the Seller, no Material Contract has been materially breached by the other party.  There is no material breach or material default under any Material Contract either by any Seller Party or, to the knowledge of the Seller, by any other party thereto, no event has occurred that with the giving of notice, the lapse of time, or both would constitute a material breach or material default thereunder by the Seller or, to the knowledge of the Seller, any other party, and no Seller Party has received any claim of any such material breach or material default.  Each of the Material Contracts constitutes the valid and legally binding obligation of the applicable Seller Party and, to the knowledge of the Seller, each other party thereto, enforceable in accordance with its terms (subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity), and is in full force and effect.  There are no oral Material Contracts.

(c)         To the knowledge of the Seller, no Person is currently renegotiating, or has the contractual right to renegotiate, any amount paid or payable to any Seller Party under any Material Contract or any other term or provision of any Material Contract.

(d)        There are no Material Contracts containing “key man” or similar provisions requiring particular individuals to perform services on behalf of any Seller Party related to such Material Contracts.  There are no understandings between any Seller Party and the counterparty in any of the Material Contracts regarding any specific individuals performing services on behalf of any Seller Party.

3.15       Brokers.  No Person has been retained by or is authorized to act on behalf of any Seller Party who is entitled to any fee or commission as an investment banker, finder, broker or similar role in connection with the transactions contemplated by this Agreement.

3.16       Solvency.  The Seller is not entering into this Agreement with the intent to hinder, delay or defraud any Person to which any Seller Party is, or may become, indebted.  The purchase price and the Assumed Liabilities are not less than the reasonably equivalent value of the Purchased Assets.  Each of the Seller’s assets, at a fair valuation, exceed their respective liabilities, and after the Closing and after giving effect to this Agreement and the other transactions contemplated hereby, the Seller will not be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the present fair salable value of its assets will be less than the amount required to pay its probable liability on debts as they become absolute and matured).

3.17          Regulatory Compliance.

(a)       All Purchased Assets which are subject to the jurisdiction of the FDA, were, and are, manufactured, researched, tested, developed, processed, labeled, packaged, stored, distributed, and marketed in compliance with all Laws, guidance or orders administered or issued by the FDA or any other Governmental Authority.  All Purchased Assets manufactured or otherwise held by any Seller Party, are in compliance with applicable permits and notification requirements required by Laws for each site at which Purchased Assets are manufactured or held.  No Seller Party, or direct or indirect owners, officers, directors, managers, employees, and to the knowledge of the Seller, it agents or contractors of Seller, is the subject, officially or otherwise, of any pending or, to the knowledge of the Seller, threatened investigation by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto.  No Seller Party, or direct or indirect owners, officers, directors, managers, employees, and to the knowledge of the Seller, its agents or contractors of Seller, has committed any act, made any statement, or failed to make any statement that would provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities” and any amendments thereto.  Each of Purchased Assets distributed, sold or leased, or service rendered, by any Seller Party or Seller’s direct and indirect owners, officers, directors, managers, and employees, and to the knowledge of the Seller, its agents and contractors complies with all applicable product safety standards of each applicable product safety agency, commission, board or other Governmental Authority.  Each Seller Party and each of Seller’s direct and indirect owners, officers, directors, managers, and employees, and to the knowledge of the Seller, its agents and contractors is in compliance with all applicable FDA import and export requirements, including, but not limited to, import-for-export requirements, export notifications or authorizations and record keeping requirements.

(b)       During the three (3) years immediately prior to the Closing Date, no Purchased Assets has been recalled, suspended or discontinued in the United States or any other relevant jurisdiction due to a decision of any Seller Party.  No Seller Party is aware of any fact or circumstance which would constitute a reasonable basis for any product recall, filed notification, field correction, safety alert or material complaint with respect to any Purchased Assets manufactured, sold or developed by any Seller Party or any third party on behalf of any Seller Party.

(c)          No Seller Party, nor to the knowledge of the Seller, any current or former officer, employee, consultant, contractor or agent of any Seller Party, has made an untrue statement of a material fact or fraudulent statement to the FDA or other Governmental Authority performing similar functions or failed to disclose a material fact required to be disclosed to the FDA or such other Governmental Authority.

(d)         None of any Seller Party or any officer, director, employee, contractor or agent of any Seller Party has been subject to, or convicted of any crime, or engaged in any conduct that would reasonably be expected to result in, debarment by 21 U.S.C. § 335a(a) or authorized by 21 U.S.C. § 335a(b) or any similar Law, exclusion, or suspension from participation in Medicare, Medicaid, TRICARE or any similar government health care program under Section 1128 of the Social Security Act of 1935, as amended, or any similar Laws or program, or otherwise under Section 306 of the Food, Drug and Cosmetic Act or any similar Law, and no action is pending or, to the knowledge of the Seller, is threatened, relating to such debarment or conviction of any Seller Party, or any such other Person.

(e)        All clinical trials and research conducted or sponsored by any Seller Party: (i) have been conducted in compliance in all material respects with the required protocols, procedures and controls and Law including but not limited to Investigational New Drug (IND) guidelines, including those contained in 21 C.F.R. Part 312, Good Clinical Practice (GCP) guidelines, including those contained in 21 C.F.R. Parts 11, 50 and 56, Good Laboratory Practice (GLP) requirements and standards of 21 C.F.R. Part 58, and, in each case, any comparable state and other Laws; (ii) that are required to be registered on clinicaltrials.gov under 42 U.S.C. 282 and 42 C.F.R. Part 11 have been properly and duly registered on clinicaltrials.gov, and clinical trial results information required to be submitted for such trials has been properly and duly submitted for posting on www.clinicaltrials.gov in conformance with the requirements of the Food, Drug, and Cosmetic Act, and related FDA policies, guidance, rules and regulations; (iii) the Seller has no knowledge of any available studies or trials the results of which reasonably call into question in any material respect the safety and effectiveness of the Purchased Assets.

(f)          Each Seller Party and, to the knowledge of the Seller, its directors, employees, contractors and agents (while acting in such capacity) are in material compliance with, and to the Seller’s knowledge, there are no facts or circumstances that would reasonably be expected to give rise to liability of any Seller Party under, any health care laws applicable to any Seller Party, or any of its products or activities, including, but not limited to: the Food, Drug and Cosmetic Act; Medicare (Title XVIII of the Social Security Act); Medicaid (Title XIX of the Social Security Act); the U.S. Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)); the federal physician self-referral (“Stark”) law (42 U.S.C. § 1395nn); the Civil Monetary Penalty Law (42 U.S.C. § 1320a-7a); any federal or state prohibition on the defrauding or making of or causing the defrauding of any third-party payer (including commercial and private payers, and Medicare Advantage plans) or any governmental authority that administers a federal or state health care program (including Medicare, Medicaid and state Medicaid Waiver Programs, and TRICARE), including the civil U.S. False Claims Act (31 U.S.C. §§ 3729 et seq.), the administrative U.S. False Claims Law (42 U.S.C. § 1320a-7b(a)) and analogous state laws and regulations; the exclusion laws (42 U.S.C. Section 1320a-7); all regulations promulgated pursuant to such laws; and any other federal or state law or as the same may be amended, modified or supplemented from time to time, and any successor statute thereto that regulates the design, development, testing, studying, processing, storing, importing or exporting, licensing, labeling or packaging, advertising, distributing, selling, pricing, or marketing of drug products, or that is related to remuneration (including ownership) to or by physicians or other health care providers (including kickbacks) or the disclosure or reporting of the same, patient or program charges, record keeping, claims processing, documentation requirements, medical necessity, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, accreditation or any other aspect of providing health care products or services.

3.18      Data Protection.  Each Seller Party has complied with all Laws and their respective published privacy policies and internal privacy policies and guidelines relating to privacy, data protection and data security, including with respect to the collection, storage, transmission, transfer (including cross-border transfers), disclosure and use of personally identifiable information (including personally identifiable information of employees, contractors, and third parties who have provided information to the Seller).  Each Seller Party has taken commercially reasonable administrative, technical and physical measures to ensure that personally identifiable information is protected against loss, damage, and unauthorized access, use, modification, or other misuse.  There has been no loss, damage, or unauthorized access, use, modification, or other misuse of any personally identifiable information maintained by or on behalf of any Seller Party; no Person (including any Governmental Authority) has made any claim or commenced any Proceeding with respect to loss, damage, or unauthorized access, use, modification, or other misuse of any such information; and there is no reasonable basis for any such claim or action.  The execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby comply (and the disclosure to and use by the Buyer of such information after the Closing Date will comply) with each Seller Party’s applicable privacy policies and with all Laws relating to privacy and data security.  Each Seller Party has at all times made all disclosures to, and obtained any necessary consents from, users, customers, employees, contractors, and other applicable Persons required by Laws related to privacy and data security and have filed any required registrations with the applicable data protection authority.

3.19        Compliance With Anti-Corruption Laws.

(a)          For the past five (5) years, none of any Seller Party or any of their directors, officers, or, to the knowledge of the Seller, any employees or agents of any Seller Party, has directly or indirectly, taken any action that would cause them to be in violation of (i) (i) the principles set out in the Organization for Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; (ii) the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder, or (iii) any other applicable anti-corruption and/or anti-bribery Laws of any jurisdiction applicable to the Seller (whether by virtue of jurisdiction or organization or conduct of business) (collectively, the “Applicable Anti-Corruption Laws”).

(b)          For the past five (5) years, none of any Seller Party or any of their directors, officers, or, to the knowledge of the Seller, any employees or agents of any Seller Party, has, in connection with the Business, directly or indirectly, offered, paid, promised to pay, or authorized a payment, of any money or other thing of value (including any fee, gift, sample, travel expense or entertainment) or any commission payment, or any payment related to political activity, to any of the following persons for the purpose of influencing any act or decision of such person in his or her official capacity, inducing such person to do or omit to do any act in violation of the lawful duty of such official, securing any improper advantage, or inducing such person to use his or her influence with a foreign government or instrumentality thereof to affect or to influence any act or decision of such government or instrumentality, in order to assist any Seller Party in obtaining or retaining business for or with, or directing the business to, any Person:  (i) any person who is an agent, representative, official, officer, director, or employee of any non-U.S. government or any department, agency, or instrumentality thereof (including officers, directors, and employees of state-owned, operated or controlled entities) or of a public international organization; (ii) any person acting in an official capacity for or on behalf of any such government, department, agency, instrumentality, or public international organization; (iii) any political party or official thereof; (iv) any candidate for political or political party office (such recipients in paragraphs (i), (ii), (iii) and (iv) of this subsection collectively, “Government Officials”); or (v) any other individual or entity while knowing or having reason to believe that all or any portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any Government Official.

(c)          Each Seller Party has devised and, for the past five (5) years, maintained a system of internal accounting controls sufficient to provide reasonable assurance that:  (i) transactions are executed and access to assets is permitted only in accordance with such Seller Party’s applicable policies and procedures and management’s general or specific authorization, and (ii) transactions have been recorded as necessary to permit preparation of periodic financial statements and to maintain accountability for assets, and the Seller has otherwise established internal controls and procedures intended to ensure compliance with Applicable Anti-Corruption Laws.

(d)        The books, records and accounts of each Seller Party have, for the past five (5) years, accurately and fairly reflected, in reasonable detail, the transactions and dispositions of their respective funds and assets with respect to the Business in all material respects.  In the past five (5) years, there have not been any false or fictitious entries made in the books, records or accounts of any Seller Party with respect to the Business relating to any illegal payment or secret or unrecorded fund, and the Seller has not established or maintained a secret or unrecorded fund.

(e)          For the past five (5) years, no Seller Party or any of their directors, officers, or, to the knowledge of the Seller, employees or agents of any Seller Party, has made any payments or transfers of value with the intent, or that have the purpose or effect, of engaging in commercial bribery, or acceptance of or acquiescence in kickbacks or other unlawful or improper means of obtaining business.

(f)          For the past five (5) years, no Seller Party has entered into any transaction with any of its Affiliates that has provided to such Seller Party revenues, earnings or assets that would not have been available to it in an arm’s length transaction with an unaffiliated Person.

(g)        For purposes of this Section only, the term “agents” shall also mean, with respect to any Person, such Person’s resellers, distributors, consultants and intermediaries.

3.20       Trade Law Compliance.  In the past five (5) years, each Seller Party has operated the Business in accordance with all applicable Trade Laws.  Without limiting the foregoing:

(a)        during the past five (5) years, each Seller Party has, as may be relevant with respect to the Business, obtained and is in compliance with, all required export licenses, license exceptions and other export authorizations (“Export Approvals”), if any;

(b)          there are no pending or threatened claims pertaining to the Business with respect to such Export Approvals or Trade Laws,

(c)          to the knowledge of the Seller, there are no actions, conditions or circumstances pertaining to the Business that may give rise to any future claims under any Trade Laws;

(d)          no Export Approvals are required with respect to the transactions contemplated hereby;

(e)          none of any Seller Party or any directors or officers of any Seller Party, or to the knowledge of the Seller, any employees or agents of any Seller Party is a Restricted Party;

(f)          during the past five (5) years, none of any Seller Party or, to the knowledge of Seller, any Seller Party’s Representatives or any other party has, with respect to the Business, made any voluntary disclosures to, or has been subject to any fines, penalties or sanctions from, any Governmental Authority regarding any violations of Trade Laws; and

(g)          Schedule 3.20(g) of the Disclosure Schedule sets forth the Export Control Classification Number(s) of the Purchased Assets, and the basis for such classification.

3.21        Suppliers.  Schedule 3.21 of the Disclosure Schedule sets forth a complete and correct list of all manufacturers, suppliers, and vendors of the Products and any other Persons involved in the Business.  Since the Seller Balance Sheet Date, no Seller Party has received any notice, letter, complaint or other communication from any of the foregoing to the effect that it has changed, modified, amended or reduced, or is reasonably likely to change, modify, amend or reduce, its business relationship with any Seller Party with respect to the Products or Business in a manner that is, or is reasonably likely to be, adverse to any Seller Party or, following the Closing, to the Buyer.

3.22       No Other Agreements.  No Seller Party or any Representatives any Seller Party has entered into any other agreement or arrangement with respect to the sale or other disposition of the Purchased Assets.

3.23        No Additional Representations.  The Seller acknowledges that none of the Buyer, any Affiliate of the Buyer, or any other Person acting on behalf of the Buyer or an Affiliate of the Buyer, has made any representation or warranty, express or implied, regarding the Buyer or its Affiliates, except as expressly set forth in this Agreement and any certificate delivered pursuant hereto.

3.24        Representations Complete.  To the knowledge of the Seller, none of the representations or warranties of the Seller in this Agreement or any statement made in any Schedule or certificate furnished by the Seller as of the Closing pursuant to this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents and warrants to the Seller as of the date of this Agreement and as of Closing Date as follows:

4.1        Organization.  The Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted and as currently proposed to be conducted.

4.2       Authority for Agreement.  The Buyer has full corporate power and authority to enter into and perform its obligations under this Agreement and the other documents contemplated hereby to which the Buyer is or will be a party and to consummate the transactions contemplated hereby and thereby.  The shareholders and the board of directors of the Buyer have duly authorized the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby.  No other corporate action on the part of the Buyer or any shareholder, director or other equityholder or governing body of Buyer is necessary to approve and authorize the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby.  This Agreement and the other documents contemplated hereby have been duly executed and delivered by the Buyer and assuming the due execution and delivery by the Seller hereto and thereto, are legal, valid and binding obligations of the Buyer, enforceable against the respective party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights in general and general principles of equity.

4.3       No Violation to Result.  The execution, delivery and performance by the Buyer of this Agreement and the other documents contemplated hereby and the consummation by the Buyer of the transactions contemplated hereby and thereby, do not and will not:  (a) violate, breach or constitute a default under (i) any of the terms of the organizational documents of the Buyer, or any resolution adopted by any of the shareholders or directors of the Buyer, (ii) any material contract to which the Buyer or by which it or its assets are bound or (iii) any Law applicable to the Buyer or (b) give any Governmental Authority the right to prohibit any of the transactions contemplated by this Agreement, except in the cases of (a)(ii), (a)(iii) and (b) as would not reasonably be expected to prevent consummation of the transactions contemplated by this Agreement.  No notice to, filing with, or consent of, any Person is necessary for or in connection with the authorization, approval, execution, delivery or performance by the Buyer of this Agreement and the other documents contemplated hereby or the consummation by the Buyer of the transactions contemplated hereby or thereby, except where the failure to obtain such consent or to make such filing or provide notification would not, individually or in the aggregate, (A) prevent or materially delay the consummation of the transactions contemplated by this Agreement or (B) reasonably be expected to result in a Material Adverse Effect on the Buyer.

4.4         Brokers.  Except for RM Global Partners, no Person has been retained by or is authorized to act on behalf of the Buyer who is entitled to any fee or commission as an investment banker, finder, broker or similar role in connection with the transactions contemplated by this Agreement.

4.5        Litigation.  There is no Proceeding pending or, to the knowledge of the Buyer, threatened against or affecting the Buyer before any court, agency, authority or arbitration tribunal or that would be reasonably expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.  To the knowledge of the Buyer, there are no actions or omissions of the Buyer and no facts or events that could be reasonably expected to result in any such Proceeding against the Buyer.  There is no Proceeding by the Buyer pending, or which the Buyer has commenced preparations to initiate, against any other Person that would be reasonably expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

4.6         Availability of Funds.  The Buyer has, or will have, sufficient cash on hand or other sources of immediately available funds to pay the Closing Payment and if applicable, the Holdback Amount when due pursuant to this Agreement.

4.7          No Additional Representations.  The Buyer acknowledges that none of the Seller, any Affiliate of the Seller, or any other Person acting on behalf of the Seller or an Affiliate of the Seller, has made any representation or warranty, express or implied, regarding the Seller or its Affiliates, except as expressly set forth in this Agreement and any certificate delivered pursuant hereto.

ARTICLE V
ADDITIONAL AGREEMENTS

5.1         Access to Properties and Records.  After the Closing Date, the Seller shall, and shall cause each other Seller Party to, provide the Buyer and its Representatives with access, subject to applicable Law, at reasonable times, on reasonable notice and during ordinary business hours, at the Seller’s place of business, to such information related to the Business or otherwise Affecting the Purchased Assets in any Seller Party’s possession or control as is reasonably necessary for financial reporting, contract administration, audit, regulatory compliance and accounting matters, the preparation and filing of any Tax Returns, reports or forms, or the defense of any Tax claim or assessment, and the Buyer and its Representatives shall be permitted to make extracts from, or take copies of, any books, records or other documentation related to the Business or otherwise Affecting the Purchased Assets as may be reasonably necessary for any such purposes.

5.2          Publicity and Disclosure.

(a)         The Buyer and the Seller shall mutually determine the initial press release announcing this Agreement and the transactions contemplated hereby prior to its release.

(b)         No Party shall make any disclosure of this Agreement or the existence, terms and conditions hereof (whether or not in response to an inquiry about the existence or subject matter of this Agreement), other than to its Representatives in connection with the transactions contemplated by this Agreement, unless previously approved by the other Party; provided, however, that the Buyer acknowledges and agrees that (i) the Seller shall make any and all disclosures as may be required by the US Securities and Exchange Commission, the Nasdaq Stock Market, LLC, and any other applicable Laws (including the filing of this Agreement), and (ii) nothing contained herein shall prohibit any Seller Party from making any disclosure which such Seller Party in good faith believes is required by, or advisable according to, applicable Laws, in each case, so long as the Seller has provided reasonable notice to the Buyer and considered all timely comments from Buyer in good faith.

(c)          That certain Confidentiality Agreement, dated as of October 7, 2022, by and between the Seller and the Buyer (the “CDA”) applies to all Confidential Information disclosed by the Parties in connection with this Agreement. The Parties agree that, upon the Closing (i) Purchased Assets will constitute Confidential Information of Buyer and Buyer shall be deemed the “disclosing party” and Seller the “receiving party” with respect thereto for all purposes of the CDA, and (ii) the Purchased Assets are not considered to have been in the possession of Seller or independently developed by Seller for purposes of Section 5 of the CDA.  In the event of a conflict between this Agreement and the CDA, the terms and provisions of this Agreement shall control.

5.3          Tax Matters.

(a)       Notwithstanding any provision herein to the contrary, (i) all Taxes other than income, sales and use, value added, and withholding Taxes levied with respect to the Purchased Assets for a taxable period that includes (but does not end on) the Closing Date (the “Straddle Period”) shall be apportioned between the Seller, on the one hand, and the Buyer, on the other hand, based on the relative number of days included in such period through and including the Closing Date and the number of days included in such period after the Closing Date, respectively and (ii) all income, sales and use, value added, and withholding Taxes levied with respect to the Purchased Assets for a Straddle Period shall be apportioned between the Seller, on the one hand, and the Buyer, on the other hand, as determined from the books and records of the Seller with respect to the Business as if the taxable year of the Business terminated as of the close of business on the Closing Date.  To the extent that any portion of such a pro-rated Tax is paid or required by Law to be paid by one Party hereto but required by the foregoing to be borne by another Party hereto, such other Party shall promptly pay or reimburse the Tax-paying Party for the proper portion of the Tax required to be so borne upon notice from the Tax-paying Party of the amount of such Tax required to be paid or reimbursed.  Each Party shall timely and duly cause to be filed all Tax Returns and other documentation with respect to all Taxes subject to this Section 5.3(a) that are required by Law to be filed by such Party, and shall pay to the relevant Governmental Authority all such Taxes that are required to be paid by such Party (subject to such reimbursement as provided for herein).

(b)      Notwithstanding any provision herein to the contrary, all Transfer Taxes incurred in connection with the transactions contemplated by this Agreement shall be borne fifty percent (50%) by the Seller and fifty percent (50%) by the Buyer.  Such Transfer Taxes shall be paid by the party obligated to pay such Transfer Taxes pursuant to applicable law when due, and the Seller shall file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes.  The costs and expenses incurred in connection with the preparation of such Tax Returns shall be borne fifty percent (50%) by the Seller and fifty percent (50%) by the Buyer, and the Buyer promptly shall reimburse the Seller for its share of such costs and expenses paid by the Seller upon the request of Seller.  If required by applicable Law, the Buyer shall, and shall cause its Affiliates to, join in the execution of any such Tax Returns and other documentation, and the Buyer shall cooperate with the Seller in connection with such Tax Returns.

5.4       Bulk Transfer Provisions.  Each Party hereto hereby waives compliance with the provisions of any applicable bulk transfer Law; provided, however, that the Seller agrees (a) to pay and discharge when due or to contest or litigate all claims of creditors that are asserted against the Buyer or the Purchased Assets by reason of noncompliance with any such Law, (b) to indemnify, defend and hold harmless the Buyer from and against any and all such claims in the manner provided in ARTICLE VI and (c) to take promptly all necessary action to remove any Encumbrance on the Purchased Assets by reason of such noncompliance.

5.5          Purchased Assets.

(a)          In the event that, at any time or from time to time following the Closing, any Party identifies any asset that is included within the definition of Purchased Assets but such asset was not transferred as of Closing (including as a result of any Seller Party or any other Person having any right, title or interest in, to or under, or Encumbrance upon, any of the Purchased Assets), then the Seller shall, and shall cause each Seller Party, other Person and its and their respective Representatives to (a) promptly transfer, or cause to be transferred, such asset to the Buyer for no additional consideration, and (b) execute and deliver to the Buyer such other instruments of sale, transfer, conveyance, assignment, license, and confirmation, provide such materials and information and take such other actions as the Buyer may reasonably deem necessary or desirable in order to effectively transfer, convey and assign to the Buyer, and to confirm the Buyer’s title to, all of the Purchased Assets, free and clear of all Encumbrances, in accordance with the terms of this Agreement and the other Transaction Agreements, and, to the fullest extent permitted by Law, to put the Buyer in actual possession and operating control of the Purchased Assets, to reasonably assist the Buyer in exercising all rights with respect thereto, and otherwise to cause the Seller to fulfill its obligations under this Agreement and the other Transaction Agreements.  In the event that any such asset is transferred under this Section 5.5, then such transferred asset automatically shall be deemed a “Purchased Asset” for all purposes under this Agreement including the indemnification obligations under ARTICLE VI and the limitations thereto.

(b)          To the extent that the right and ability to enforce any confidentiality or use restrictions relating to any Product IP (including, without limitation, any Confidentiality Obligations) are not validly transferred to the Buyer pursuant to this Agreement or the other Transaction Agreements, the Seller (i) hereby authorizes the Buyer and its designees to enforce such restrictions to protect its rights and interests, including any Trade Secrets, with respect to such Product IP, (ii) if requested by the Buyer or its designee, will enforce such restrictions as directed by the Buyer or its designee, at the Buyer’s cost and expense, and (iii) agrees to provide such cooperation, assistance and information in connection with any such enforcement as reasonably requested by the Buyer or its designee, including causing any other Seller Party to take the actions set forth in this Section 5.5(b).

(c)          During the period beginning on the Closing Date and ending on [***], each Seller Party shall (i) reasonably cooperate with the Buyer to enforce the Product IP and to contest or defend against any Proceeding relating to the transactions contemplated by this Agreement or the other Transaction Agreements, (ii) reasonably cooperate with the Buyer in its efforts to continue and maintain for the benefit of the Buyer those business relationships of any Seller Party existing prior to the Closing and relating to the business to be operated by the Buyer after the Closing that is primarily related to the Products, (iii) satisfy the Excluded Liabilities in a manner that is not detrimental to any such relationships, and (iv) refer to the Buyer all inquiries primarily related to the Purchased Assets.

(d)          During the period beginning on the Closing Date and ending on [***], prior to or at the time entering into any agreement or arrangement with respect to, or effecting, any merger, statutory exchange or other business combination or proposed sale or exchange, dividend or other distribution or liquidation of all or a significant portion of the Seller’s assets or equity in one or a series of transactions or any significant recapitalization or reclassification of its outstanding securities that could impair the Seller’s ability to meet its current and future obligations hereunder, the Seller shall use reasonable best efforts to provide for the assumption of all of the obligations of Seller set forth herein.

(e)          Except as expressly authorized by the Buyer, the Seller agrees that, from and after the Closing Date, the Seller shall not, and shall cause each Seller Party, other Person and its and their respective Representatives not to, retain disclose or use any copy of any of the Product IP included in the Purchased Assets and information contained therein.

 [***]     [***].

ARTICLE VI
SURVIVAL AND INDEMNIFICATION

6.1        Survival of Representations, Warranties and Covenants.  All (i) representations and warranties contained in this Agreement and any certificate delivered pursuant hereto shall survive the Closing for a period from the Closing Date to the twenty-four (24) month anniversary of the Closing Date (the “Expiration Date”) and shall thereafter expire, and (ii) claims based on intentional misconduct, fraud or criminal conduct shall survive indefinitely.  Except as provided herein, no claim for indemnification for a breach of a representation or warranty may be made under this ARTICLE VI after the Expiration Date.  Notwithstanding the foregoing, any representation or warranty or covenant or agreement with respect to which a claim has been duly made under this ARTICLE VI for breach thereof prior to the end of the applicable survival period pursuant to this Section 6.1 shall survive until such claim is resolved.  All covenants, agreements, or obligations in this Agreement that by their terms apply or are to be performed in whole or in part after the Closing Date shall survive until performed in accordance with their terms.

6.2          Indemnification by the Seller.  Subject to Section 6.3, the Seller covenants and agrees to indemnify, defend, protect and hold harmless each of the Buyer Indemnified Parties from, against and in respect of all Damages suffered, sustained, incurred or paid by any Buyer Indemnified Party, in each case in connection with, resulting from or arising out of (whether or not involving a Third Party Claim):

(a)         any inaccuracy in or the breach of any representation or warranty made by the Seller set forth in this Agreement or in any certificate delivered pursuant hereto (“Seller Rep Breaches”);

(b)       any breach or non-fulfillment of any covenant, agreement, or obligation on the part of any Seller Party set forth in this Agreement or in any certificate delivered pursuant hereto; and

(c)          any Excluded Asset or Excluded Liability, including, without limitation, (i) any claims related to or arising out of any breach, default or violation of any Assumed Contracts by any Seller Party on or prior to the Closing or otherwise related to the activities of any Seller Party on or prior to the Closing in connection with the Assumed Contracts, (ii) any Third-Party Claim arising out of or related to the business or assets of a Seller Party or any action or inaction of a Seller Party on or prior to the Closing, and (iii) any enforcement of indemnification rights of any Buyer Indemnified Party under this Article VI including the recovery of Damages due to any Buyer Indemnified Party under this Article VI.

6.3        Limitations on Indemnification of Seller.  The aggregate indemnification obligations of the Seller under this Agreement shall not exceed the Holdback Amount; provided that the foregoing limitation shall not apply to (i) claims under Sections 6.2(b)-(c), which shall be limited to an amount equal to the sum of (A) the Closing Payment, plus (B) the amount of the Holdback Amount, or (ii) claims based on intentional misconduct, criminal conduct or fraud, for which the indemnification obligations hereunder shall be unlimited.

6.4          General Provisions and Limitations.

(a)          Any claim for indemnification under this ARTICLE VI may include claims for potential or contingent Damages where the full amount of Damages is not then readily determinable.

(b)          For the sole purpose of determining the amount of any Damages with respect to any breach of any representation, warranty or covenant by either Party for purposes of indemnification under this ARTICLE VI (and not for determining whether or not any breaches of representations, warranties or covenants have occurred), any qualification or limitation of a representation, warranty or covenant by reference to materiality of matters stated therein or as to matters having or not having “Material Adverse Effect,” “materiality” or words of similar effect, shall be disregarded.

(c)        Notwithstanding anything herein to the contrary, no Party shall be entitled to reimbursement under any provision of this Agreement for any amount to the extent such Party has previously been reimbursed for such amount under any other provision of this Agreement or any claim, recovery, settlement, or payment by or against any other Person.

(d)          From and after the delivery of a notice of a claim for indemnification under this ARTICLE VI, the Buyer and the Seller shall reasonably cooperate with and grant the other Party and their respective Representatives reasonable access, during normal business hours, to the books, records, personnel and properties of such Party to the extent reasonably related to such claim.  Notwithstanding the foregoing, no Party shall have any obligation under this Section 6.4(d) to make available any information if making such information available would (i) jeopardize any attorney-client privilege, or (ii) contravene any applicable Law, fiduciary duty or binding agreement (including any confidentiality agreement to which such Party is a party) (it being understood that each Party shall cooperate in any reasonable efforts and requests for waivers that would enable otherwise required disclosure to occur without contravening such Law, duty or agreement).

(e)       Subject to the terms and conditions set forth herein, the Buyer’s decision to discontinue or delay the development or commercialization of the Products for any reason post-Closing shall not impact the Seller’s right to the Holdback Amount or the Buyer’s obligation to make such payment pursuant to Section 6.7 and the Buyer shall not have a claim for indemnification or Damages pursuant to this Agreement solely due to such discontinuation or delay.

6.5          Indemnification Procedures.

(a)          In the event that, subsequent to the Closing, any Buyer Indemnified Party (the “Indemnified Party”) receives notice of the assertion of any claim or demand or the commencement of any Proceeding against such Indemnified Party by any Person who is not a party to this Agreement (a “Third Party Claim”), and for which such Indemnified Party may be entitled to indemnification pursuant to this ARTICLE VI, the Indemnified Party shall promptly give written notice thereof, together with a statement of any available information regarding such Third Party Claim, to the Seller (the “Indemnifying Party”); provided, however, that any failure on the part of the Indemnified Party to so notify the Indemnifying Party shall not limit any of the obligations of the Indemnifying Party or any of the rights of the Indemnified Party under this ARTICLE VI (except to the extent such failure materially prejudices the defense of such claim, demand or Proceeding).  The Indemnified Party shall have the right, in its sole discretion and at its election by written notice to the Indemnifying Party (the “Defense Notice”) within fifteen (15) days after delivering notice of the Third Party Claim to the Indemnifying Party, to conduct the defense against such claim in its own name.  If the Indemnified Party fails to timely give the Defense Notice, it will be deemed to have elected not to conduct the defense of the subject claim, and in such event the Indemnifying Party shall have the right, at its own cost and expense, to conduct the defense in good faith with counsel reasonably satisfactory to the Indemnified Party; provided, however, that the Party conducting such defense: (x) shall keep the other Party reasonably informed regarding the status of such claim, (y) shall provide the other Party with the reasonable opportunity to consult with the such Party regarding the defense of such claim, and (z) may not settle or compromise any such claim, demand or Proceeding without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(b)          In the event that any Indemnified Party desires to seek indemnification under this ARTICLE VI, the Indemnified Party shall give prompt written notice to the Indemnifying Party, which written notice shall include a general summary of the basis for such claim and the amount, to the extent known, of the claim; provided, however, any failure on the part of the Indemnified Party to so notify the Indemnifying Party shall not limit any of the obligations of the Indemnifying Party, or any of the rights of any Indemnified Party, under this ARTICLE VI (except to the extent such failure materially prejudices the Indemnifying Party).  Upon receipt of the written notice from the Indemnified Party of a claim, the Indemnifying Party shall have thirty (30) days in which to investigate the claim.  If the Indemnifying Party disputes the claim for indemnification or any portion thereof, the Indemnifying Party shall notify the Indemnified Party in writing (which notification shall set forth in reasonable detail the grounds for such objection) within such thirty (30) day period, whereupon the Indemnified Party and the Indemnifying Party shall promptly meet and attempt in good faith to resolve their differences with respect to such claim or any portion of such claim for indemnification.  If the dispute has not been resolved within thirty (30) days after the Indemnifying Party’s notice of such dispute, either the Indemnifying Party or the Indemnified Party may proceed with pursuing the remedies provided herein to resolve such dispute.  In the event no written notice disputing or objecting to such claim or any portion of such claim for indemnification is delivered by the Indemnifying Party prior to the expiration of the thirty (30) days in which the Indemnifying Party may dispute such claim for indemnification, the claim(s) stated by the Indemnified Party shall be conclusively deemed to be approved by and be an obligation of the Indemnifying Party (a “Waived Claim”).

6.6          Payable and Unresolved Claims.

(a)          A “Payable Claim” shall mean an Indemnified Party’s claim for indemnification of Damages under this ARTICLE VI, to the extent that such claim has not yet been fully satisfied by payment to the Indemnified Party, that is (i) resolved by a final and non-appealable judgment (a “Resolved Claim”), (ii) covered by an agreement between the applicable Indemnified Party and Indemnifying Party to resolve such dispute as evidenced by a memorandum setting forth such agreement signed by all applicable parties (a “Settled Claim”) or (iii) a Waived Claim.  An “Unresolved Claim” shall mean any Indemnified Party’s then-pending claim for indemnification of Damages under this ARTICLE VI to the extent that such claim is not a Payable Claim and has not been fully satisfied by payment to the Indemnified Party.

(b)          On the date any claim becomes a Payable Claim, the Indemnifying Party shall cause the amount of such Payable Claim to be paid to the applicable Indemnified Party in accordance with this Section 6.6(b).  The Indemnified Parties shall be entitled to recover all Payable Claims directly from the Indemnifying Party, subject to the limitations on the Indemnifying Party’s indemnification obligations set forth in Section 6.3.  Any such amount payable pursuant to the foregoing clause (ii) shall be paid promptly (but in no event later than five (5) Business Days after the applicable payment obligation accrues) by the Indemnifying Party by wire transfer in immediately available funds to such account or accounts as may be designated in writing by the Indemnified Party.

6.7         Release of Holdback Amount.  Promptly following the Expiration Date, the Buyer will pay to the Seller by wire transfer of immediately available funds to the Seller Account, the remainder of the Holdback Amount, less any amounts required to satisfy any then pending claims (“Pending Claims,” and the amounts required to satisfy any such Pending Claims, the “Set Aside Amounts”).  Upon the final determination of any such Pending Claims or the mutual agreement of the Buyer and the Seller, the Buyer will be entitled to retain the amount awarded to the Buyer in such final determination or such amount as mutually agreed to by the Buyer and the Seller (the “Indemnified Amount”) with respect to such Pending Claim, if any, and, within five (5) Business Days of the final determination of such Pending Claim, the Buyer will pay to the Seller an amount, if any, equal to (a) the Set Aside Amount with respect to such Pending Claim, minus (b) the Indemnified Amount with respect to such Pending Claim to the Seller Account.

6.8          Exclusive Remedy.

(a)        The remedies provided for in this Agreement shall be the sole and exclusive remedies of the Parties and their respective officers, directors, employees, Affiliates, agents, Representatives, successors and assigns for any breach of or inaccuracy in any representation or warranty contained in this Agreement or any certificate delivered pursuant hereto; provided, that, the foregoing does not (a) waive or affect any claims for fraud, breaches of covenants, or relating to criminal investigations or Proceedings, or relieve or limit the Liability of any Party or other Person from any Liability arising out of or resulting from fraud or criminal investigations or Proceedings in connection with the transactions contemplated by this Agreement or any certificate delivered pursuant hereto or (b) waive or affect any equitable remedies to which a Party may be entitled.

(b)         In furtherance of the foregoing, and for the avoidance of doubt, the Holdback Amount shall be (i) the sole and exclusive source of recovery for Damages for the Buyer Indemnified Parties under this Agreement for claims for indemnification under Section 6.2(a), and (ii) exhausted in its entirety or unavailable before a Buyer Indemnified Party may seek to recover Damages under Sections 6.2(b) - (c).

(c)          No exercise of, or failure to exercise, the rights set forth in this ARTICLE VI shall constitute an election of remedies or limit such Indemnified Party’s other rights hereunder or otherwise.  Such remedy shall be in addition to and not in limitation of any injunctive relief or other rights or remedies to which any Indemnified Party is or may be entitled at law or in equity or under this Agreement or any other Transaction Agreement (including any exhibits hereto).

ARTICLE VII
COVENANT NOT TO COMPETE

7.1          Non-Competition; Non-Solicitation.

(a)          For the period commencing with the Closing and ending on [***], no Seller Party, its controlled Affiliates and their respective successors and assigns (it being understood for the avoidance of doubt, that the officers of the Seller as of the Closing Date shall not be considered Affiliates of any Seller Party solely for purposes of this Article VII and as a result, not subject to the restrictive covenants in this Article VII) shall, for any reason whatsoever, directly or indirectly, as a principal or for its own or another’s account, on behalf of or in conjunction with any other Person or through any form of ownership in any Person, anywhere in the world:

[***]     [***];

(ii)          intentionally disrupt or interfere with, or attempt to disrupt or interfere with, the relations of the Buyer or any of its Affiliates with any actual employee, contractor, manufacturer, supplier, vendor, service provider, licensor, licensee, customer or strategic partner of the Business as of the Closing Date with respect to the Products (the “Covered Persons”) or cause any such Person to terminate its relationship with the Buyer or its Affiliates or advise any Person against entering into such relationship; or

(iii)          disparage or make any false or inaccurate statements (whether in oral, written, electronic or other form) to any media source, industry member-company or group, financial institution or Covered Person regarding the Buyer or its Affiliates or the Purchased Assets.

(b)          The Parties intend that this ARTICLE VII be in compliance with California Business and Professions Code Section 16601, to the extent applicable, and further intend for it to be fully enforceable.

7.2         Damages.  Because of the difficulty of measuring economic losses to the Buyer and its Affiliates as a result of a breach of the foregoing covenants in this ARTICLE VII, and because of the immediate and irreparable damage that could be caused to the Buyer and its Affiliates for which it would have no other adequate remedy, the Seller hereby agrees that the foregoing covenants contained in this ARTICLE VII may be enforced by the Buyer in the event of a breach or threatened breach by any of the Seller, in addition to, but not in lieu of, any other available remedies (including monetary Damages), by injunctions, restraining orders or other equitable remedies, without necessity of posting an injunction bond.

7.3       Reasonable Restraint.  It is agreed by the Parties that the foregoing covenants in this ARTICLE VII are necessary to protect the legitimate interests of the Buyer and impose a reasonable and valid restraint on each Seller Party in light of the activities and business of the Seller Parties, the Buyer and the Buyer’s Affiliates on the date of the execution of this Agreement and the current plans of the Seller Parties, the Buyer and its Affiliates.  The Seller agrees that the foregoing covenants in this ARTICLE VII do not unreasonably restrict any Seller Party’s ability to operate its business after the Closing.

7.4          Independent Covenant.  It is understood by the Parties that each of the covenants contained in this ARTICLE VII are essential elements of this Agreement and that, but for the agreement of the Seller to comply with such covenants, the Buyer would not have agreed to enter into this Agreement.  The Seller hereby agrees that all covenants contained in this ARTICLE VII are material, reasonable and valid and waives all defenses to the strict enforcement hereof by the Buyer.  The covenants in this ARTICLE VII are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant and the existence of any claim or cause of action of the Seller against the Buyer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Buyer of any such covenant.  Moreover, in the event that any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are not permitted by applicable Law or are too broad or to any extent invalid, then it is the intention of the Parties that such restrictions be enforced to the fullest extent which the court deems to be permissible by applicable Law, and this Agreement shall thereby be reformed subject to the Buyer’s right to appeal the court’s initial determination of excessive breadth or other invalidity.  The covenants contained in this ARTICLE VII shall have no effect if the transactions contemplated by this Agreement are not consummated.

ARTICLE VIII
MISCELLANEOUS

8.1        Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the Seller, the Buyer and their respective successors and permitted assigns; provided, however, that no Party shall make any assignment of this Agreement or any interest herein without the prior written consent of the other Party, and any such purported assignment without such prior written consent shall be void and of no force or effect; provided, however, that the Buyer may assign all or any of its respective rights and obligations hereunder (a) to any of its Affiliates or, after the Closing, in connection with a merger, consolidation or sale of all or substantially all of the assets of the Buyer or any of its Subsidiaries, or (b) as collateral security to any lender to the Buyer or an Affiliate of the Buyer.  Any such assignment will not relieve the party making the assignment from any liability under this Agreement.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns, and any reference to a Party shall also be a reference to the successors and permitted assigns thereof.

8.2          Governing Law; Dispute Resolution.

(a)          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

(b)         In the event of any Proceeding between the Parties arising out of or relating to this Agreement or the transactions contemplated hereby, whether in contract, tort, equity or otherwise, and whether relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement or the transactions contemplated hereby and thereby, such Proceeding shall be resolved by and through an arbitration proceeding to be conducted under the auspices and the Commercial Arbitration Rules of the American Arbitration Association (or any like organization successor thereto) in the State of Delaware.  The arbitrability of the dispute, claim or controversy shall likewise be determined in the arbitration.  Both the foregoing agreement of the parties to arbitrate any and all such disputes, claims and controversies, and the results, determinations, findings, judgments and/or awards rendered through any such arbitration shall be final and binding on the Parties and may be specifically enforced by legal proceedings in any court of competent jurisdiction.

(c)          For the avoidance of doubt, the arbitrator(s) shall follow any applicable federal law and Delaware state law (with respect to all matters of substantive law) in rendering an award.

(d)          The cost of the arbitration Proceeding and any Proceeding in court to confirm or to vacate any arbitration award, as applicable (including each Party’s reasonable attorneys’ fees and costs), shall be borne by the unsuccessful party.

8.3          Specific Performance; Remedies.

(a)          Each Party acknowledges that the other Parties shall be irreparably harmed and that there shall be no adequate remedy at law for any violation by any of them of any of the covenants or agreements contained in this Agreement.  It is accordingly agreed that, in addition to, but not in lieu of, any other remedies that may be available upon the breach of any such covenants or agreements (and notwithstanding Section 8.2 hereof), each Party shall have the right to obtain injunctive relief to restrain a breach or threatened breach of, or otherwise to obtain specific performance of, the other Party’s covenants and agreements contained in this Agreement.

(b)          Except as otherwise provided herein, all rights and remedies of the Parties under this Agreement shall be cumulative, and the exercise of one or more rights or remedies shall not preclude the exercise of any other right or remedy available under this Agreement or applicable Law.

8.4         Severability.  Each section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof.  In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect; provided, however, that upon such determination that any term or other provision is unlawful, the Parties hereto shall modify this Agreement so as to effect the original intent of the Parties as closely as possible in a legally valid manner in order that each transaction contemplated hereby is consummated as originally contemplated to the greatest extent possible.  The preceding sentence is in addition to and not in place of the severability provisions in ARTICLE VII.

8.5        Amendment.  This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the Buyer and the Seller.

8.6          Waiver.  Either the Buyer (with respect to the Buyer), on the one hand, or the Seller (with respect to the Seller), on the other hand, may to the extent permitted by applicable Law (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements, covenants or obligations of the other Party contained herein.  No such extension or waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party extending the time of performance or waiving any such inaccuracy or non-compliance.  No waiver by any Party of any term of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term of this Agreement on any future occasion.

8.7        Notices.  All notices, requests, consents, waivers and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered, upon delivery or refusal of delivery, (b) if mailed by registered or certified United States mail, return receipt requested, postage prepaid, upon delivery or refusal of delivery, (c) if sent by a nationally recognized overnight delivery service, upon delivery or refusal of delivery or (d) if sent by email transmission, on the day on which such email transmission was sent.  All notices, consents, waivers or other communications required or permitted to be given hereunder shall be addressed as follows:

(a)          If to the Buyer:

GC Biopharma Corp.
107, Ihyeon-ro 30beon-gil, Giheung-gu, Yongin-si, Gyeonggi-do
16924, Republic of Korea
Attention: [***]
E-mail: [***]

with a copy to:

DLA Piper LLP (US)
One Liberty Place
1650 Market Street, Suite 5000
Philadelphia, PA 19103-7300
Attention: [***]
E-mail: [***]

(b)          If to the Seller:

Catalyst Biosciences, Inc.
611 Gateway Blvd., Suite 120
San Francisco, CA 94080
Attention: [***]
E-mail: [***]

with a copy to:

Orrick, Herrington & Sutcliffe LLP
51 West 52nd Street
New York, NY 10019
Attention:          [***] and [***]
E-mail: [***] and [***]

or at such other address or addresses as the Party addressed may from time to time designate in writing pursuant to notice given in accordance with this Section 8.7.

8.8       Expenses.  Except to the extent such costs and expenses represent Damages indemnifiable by an Indemnifying Party pursuant to ARTICLE VI or are addressed in Section 5.3, all costs and expenses of the Seller (including financial advisory fees, legal fees and expenses, broker and finder fees, and fees and expenses of accountants) incurred by the Seller in connection with the transactions contemplated hereby shall be borne by the Seller, and all costs and expenses of the Buyer (including financial advisory fees, legal fees and expenses, broker and finder fees, and fees and expenses of accountants) incurred by the Buyer in connection with the transactions contemplated hereby shall be borne by the Buyer.

8.9         Complete Agreement.  This Agreement, those documents expressly referred to herein, including all appendices, exhibits and schedules hereto, and the other documents of even date herewith, embody the complete agreement and understanding among the Parties and supersede and preempt any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof.  Notwithstanding the right of the Buyer to investigate the assets, properties, books, records and financial condition of the Seller, and notwithstanding any knowledge obtained or obtainable by the Buyer as a result of such investigation, the Buyer has the unqualified right to rely upon, and has relied upon, each of the representations and warranties made by the Seller in this Agreement or pursuant hereto.  The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, shall not adversely affect the right to indemnification, payment of Damages or any other remedy based on such representations, warranties, covenants or obligations.

8.10      Absence of Third Party Beneficiary Rights.  Except for ARTICLE VI (which shall be for the benefit of the Indemnified Parties), no provision of this Agreement is intended, or will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, Affiliate, shareholder, employee or partner of any Party hereto or any other Person.

8.11      Mutual Drafting.  This Agreement is the mutual product of the Parties, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of each of the Parties, and shall not be construed for or against any Party hereto, but according to the application of the rules of interpretation of contracts.  Each Party waives the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.12        Further Representations.  Each Party acknowledges and represents that it has been represented by its own legal counsel in connection with the transactions contemplated by this Agreement, with the opportunity to seek advice as to its legal rights from such counsel.  Each Party further represents that it is being independently advised as to the Tax or securities consequences of the transactions contemplated by this Agreement and is not relying on any representations or statements made by any other Party as to such Tax and securities consequences.

8.13       Interpretation.  Unless the context clearly indicates otherwise, where appropriate the singular shall include the plural and the masculine shall include the feminine or neuter, and vice versa, to the extent necessary to give the terms defined herein and/or the terms otherwise used in this Agreement the proper meanings.  Unless otherwise stated, “including” and “e.g.” are not exclusive or limiting (and will be deemed followed by “without limitation”).

8.14     Headings.      The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

8.15      Counterparts.  This Agreement may be executed in two or more counterparts, each of which when executed and delivered shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.  This Agreement and any document or schedule required hereby may be executed and delivered by facsimile or electronic mail of a “.pdf” data file, which shall be considered legally binding for all purposes.

8.16      Conflict Waiver.  Each of Cooley LLP and Dentons US LLP (the “Seller IP Law Firms”) has acted as counsel to the Seller and its Affiliates (individually and collectively, the “Seller Group”) in connection with the Product IP.  Seller shall not seek or have the Seller IP Law Firms disqualified from any representation of the Buyer or its Affiliates based upon the prior representation of the Seller Group.  Each of the parties hereto hereby consents to the representation of the Buyer and its Affiliates by the Seller IP Law Firms in connection with the Product IP and waives any conflict of interest arising from such representation, and each of such parties shall cause any of its Affiliates to consent to waive any conflict of interest arising from such representation.  Each of the parties acknowledges that such consent and waiver is voluntary, that it has been carefully considered, and that the parties have consulted with counsel or have been advised they should do so in connection herewith.  This Section 8.16 shall not be deemed exclusive of any other rights to which the Seller IP Law Firms is entitled whether pursuant to law, contract or otherwise.

[Balance of page intentionally left blank.  Signatures appear on following pages.]

IN WITNESS WHEREOF, each Party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Asset Purchase Agreement as of the date first above written.

BUYER:

GC BIOPHARMA CORP.

By:
Name:	Eun Chul Huh
Title:	President & CEO

SELLER:
CATALYST BIOSCIENCES, INC.

By:
Name:
Title:

Appendix A

Defined Terms

(1)         “Affecting the Purchased Assets” means in any manner, in whole or in part, primarily relating to, impacting, used in, necessary for or otherwise directly or indirectly affecting the Purchased Assets.

(2)        “Affiliate” means, as to any Party, any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Party.  For purposes of this definition, an entity shall be deemed to be “controlled by” a Person if the Person possesses, directly or indirectly, power either to (a) vote twenty five percent (25%) or more of the securities (including convertible securities) of such entity having ordinary voting power or (b) direct or cause the direction of the management or policies of such entity whether by contract or otherwise; and, as to a Party who is a natural Person, such Person’s spouse, parents, siblings and lineal descendants.

(3)          “Agreement” has the meaning given to such term in the Preamble.

(4)          “Applicable Anti-Corruption Laws” has the meaning given to such term in Section 3.19(a).

(5)          “Assigned Patents” means (a) the Patents listed in Schedule 3.12(a) of the Disclosure Schedule and any and all Patents arising therefrom, (b) all other Patents owned by Seller or its Affiliates that are necessary for the development, manufacture, commercialization, sale, use or regulatory approval of the Products.

(6)          “Assigned Trademarks” means the Trademarks listed in Schedule 3.12(a) of the Disclosure Schedule.

(7)          “Assignments” has the meaning given to such term in Section 3.12(h).

(8)          “Assumed Contracts” means the (a) Contracts set forth on Schedule 1.1, and (b) any other Contract (i) related to the Product and/or the Product IP, (ii) that Buyer notified Seller in writing that it desires to assume within the [***] month period after the Closing Date, and (iii) that is not terminated at such time Buyer provides notification pursuant to the preceding clause (b)(ii), in each case, including any right to receive the benefit of all obligations thereunder, and the right to receive payment or goods and services thereunder, and to assert claims and take other rightful actions in respect of breaches, defaults and violations thereunder, in each case, for which notice or consent is obtained from the counterparty to such Contract if required under the applicable Contract.

(9)          “Assumed Liabilities” has the meaning given to such term in Section 1.4.

(10)        “Bill of Sale, Assignment and Assumption Agreement” means the agreement substantially in the form set forth in Exhibit A.

(11)         “Business” means [***].

(12)      “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in San Francisco, California, New York, New York, and Seoul, Korea are closed.

(13)        “Buyer” has the meaning given to such term in the Preamble.

(14)        “Buyer Indemnified Party” means the Buyer, its Affiliates, and their respective Representatives, successors and assigns, and the officers, directors, employees, stockholders and members thereof.

(15)        “CDA” has the meaning given to such term in Section 5.2(c).

(16)         “Closing” means the closing of the transactions contemplated by this Agreement.

(17)         “Closing Date” means the date on which the Closing occurs.

(18)         “Closing Payment” has the meaning given to such term in Section 2.3(a).

(19)         “Code” means the Internal Revenue Code of 1986, as amended.

(20)         “Confidential Information” has the meaning given to such term in the CDA.

(21)         “Confidentiality Obligations” has the meaning given to such term in Section 3.12(h).

(22)         “Contract” means any note, bond, mortgage, debt instrument, security agreement, contract, license, lease, sublease, covenant, commitment, power of attorney, proxy, indenture, purchase and sale order, or other agreement or arrangement, oral or written, to which any Seller Party is currently a party or by which any Seller Party or any of its assets or property are currently bound, including any and all amendments, waivers or other changes thereto.

(23)         “Creators” has the meaning given to such term in Section 3.12(h).

(24)        “Damages” means all Liabilities, losses, claims, damages, causes of actions, lawsuits, administrative Proceedings (including informal Proceedings), investigations, audits, demands, assessments, adjustments, judgments, settlement payments, deficiencies, penalties, fines, Taxes, and costs and expenses (including reasonable and documented attorneys’ fees); provided, however, that “Damages” shall not include any punitive, incidental, consequential, special or indirect damages (except to the extent reasonably foreseeable as of the Closing).

(25)         “Defense Notice” has the meaning given to such term in Section 6.5(a).

(26)         “Disclosure Schedule” has the meaning given to such term in ARTICLE III.

(27)        “Encumbrance” means any claim, lien, pledge, assignment, option, charge, easement, license, restraint, security interest, right-of-way, encumbrance, mortgage or other right or obligation (including with respect to Intellectual Property Rights, any license, covenant, authorization, non-assert, release or immunity), other than encumbrances created by or through the Buyer.

(28)      “Environmental Laws” means all Laws, ordinances, regulations, codes, orders, judgments, injunctions, awards or decrees relating to pollution, protection of the environment, public or worker health and safety as they relate to exposure to Hazardous Substances, or the emission, discharge, release or threatened release of pollutants, contaminants or industrial, medical, toxic or hazardous substances or wastes into the environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or industrial, medical, toxic or hazardous substances or wastes, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 111 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., the Asbestos Hazard Emergency Response Act, 15 U.S.C. Section 2643 et seq., the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq., the Oil Pollution Act of 1990 and analogous state acts, and all such Laws, ordinances, regulations, codes, orders, judgments, injunctions, awards and decrees as are applicable.

(29)       “Environmental Permit” means any permit, letter, clearance, consent, waiver, closure, exemption, decision or other action required under or issued, granted, given, authorized by or made pursuant to Environmental Law.

(30)         “Excluded Assets” has the meaning given to such term in Section 1.2.

(31)         “Excluded Liabilities” means (a) any Liability of any Seller Party of any kind, known or unknown, contingent or otherwise, not specifically enumerated as an Assumed Liability (including Taxes for which Seller is responsible under Section 5.3), and (b) all Taxes relating to the Purchased Assets or the Assumed Liabilities arising from or relating to a period ending on or before the Closing Date.

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(33)        “Existing Licenses” has the meaning given to such term in Section 3.12(g).

(34)        “Export Approvals” has the meaning given to such term in Section 3.20(a).

(35)        “FDA” means the United States Food and Drug Administration.

(36)         “GAAP” means United States generally accepted accounting principles, consistently applied.

(37)        “Governmental Authority” means any federal, state or local or foreign government, any political subdivision thereof or any court, administrative or regulatory agency, department, instrumentality, ministry, body or commission or other governmental or other public authority or agency, domestic or foreign.

(38)        “Government Officials” has the meaning given to such term in Section 3.19(b).

(39)      “Hazardous Substance” means any toxic waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, radioactive substance or waste, or any constituent of any such substance or waste, or any other substance regulated under or defined by any Environmental Law.

(40)        “Holdback Amount” means $5,000,000.00.

(41)         “Inbound IP Agreements” has the meaning given to such term in Section 3.12(g).

(42)         “Indemnified Party” has the meaning given to such term in Section 6.5(a).

(43)         “Indemnifying Party” has the meaning given to such term in Section 6.5(a).

(44)     “Intellectual Property” means all embodiments of Intellectual Property Rights, including without limitation, whether in electronic, written or other media, including diagrams, inventions (whether or not patentable), invention disclosures, know-how, methods, network configurations and architectures, proprietary information, protocols, schematics, design information, bills of material, specifications, technical data, software (in any form, including source code and executable or object code), build scripts, test scripts, algorithms, APIs, subroutines, techniques, user interfaces, URLs, web site content, works of authorship, documentation (including instruction manuals, samples, studies, and summaries), databases and data collections.

(45)        “Intellectual Property Rights” means any or all of the following: (a) all United States, international and foreign patents, utility models, industrial rights and applications therefor, and all reissues, reexaminations, divisions, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and all patents, applications, registrations and filings claiming priority to or serving as a basis for priority thereof (collectively, “Patents”); (b) all Trade Secret rights and other rights with respect to Know-How and other technical information, whether or not Patented or the subject of an application for Patent and whether or not Patentable; (c) all copyrights and other rights of authorship, under any statute, common law or other law of any country, or under any treaty or international agreement or convention, together with all grants, registrations and applications relating thereto, in all original works of authorship fixed in a tangible medium of expression, and other rights in works of authorship (including computer software, documentation, designs, and graphic works), whether or not registered or the subject of an application for registration and whether or not registrable; (d) all rights with respect to industrial designs and all variants of industrial designs, whether or not registered or the subject of an application for registration and whether or not registrable; and (e) all rights with respect to trademarks, design marks, logos, service marks, certification marks, official marks, trade names, business names, corporate names, trade dress, and other characters, brand elements or other distinguishing features used in connection with goods or services, whether or not registered or the subject of an application for registration and whether or not registrable, and all related goodwill (collectively, “Trademarks”); (f) all rights with respect to Web addresses, websites and domain names and numbers; and (g) any and all similar or equivalent rights to any of the foregoing anywhere in the world, including any application, registration or renewal therefor.

(46)         “IRS” means the U.S. Internal Revenue Service or any successor agency thereto.

(47)      “Know-How” means know-how, processes, procedures, instructions, formulas, chemical structures, chemical synthesis methods and intermediates, recipes, techniques, algorithms, routines, designs, design rules, specifications, trade secrets, information, knowledge, inventions (whether or not patented or patentable), databases, test methodologies, associated documentation, and any media on which the foregoing is recorded and any tangible embodiment of the foregoing.

(48)        “knowledge” means, with respect to the Seller, the knowledge of any (a) officer of the Seller, and (b) employee or consultant of Seller who worked for Seller at any time [***] months prior to the date of this Agreement and who either alone or in concert with others has developed, created or invented any Product IP, in each case, after each such individual has made reasonable inquiry of all relevant employees, consultants and advisors of any Seller Party who any such individual reasonably believes would have actual knowledge of the matters represented.

(49)       “Laws” means all laws, statutes, ordinances, rules, guidance and regulations of any Governmental Authority, including all orders, judgments, injunctions, awards, decisions or decrees of any court having effect of law.

(50)       “Liability” or “Liabilities” means any liability, claim, loss, damage, deficiency, cost, expense, debt, obligation or responsibility, either accrued, absolute, contingent, mature, unmatured or otherwise and whether known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured.

(51)        “Material Adverse Effect” with respect to any Person means (a) any fact, event, circumstance or effect that (individually or when considered in the aggregate with all other such facts, events, circumstances or effects) results in, or would reasonably be expected to result in, a material adverse effect on, or a material adverse change to, the financial condition, business, or results of operations of such Person, or (b) the right or ability of such Person to consummate the transactions contemplated by this Agreement or the other Transaction Agreements, provided, however, that with respect to the foregoing clause (a), any adverse change, event or effect arising from (i) changes or conditions generally affecting the industries in which the Seller operates, or the economy or the financial, debt, banking, capital, credit or securities markets, in the United States, including effects on such industries, economy or markets resulting from any regulatory and political conditions or developments in general, (ii) changes in GAAP, or (iii) changes in any Laws by any Governmental Authority, shall not be taken into account in determining whether a “Material Adverse Effect” has occurred; provided that, with respect to a matter described in any of the foregoing clauses (i) through (iii), such matter shall only be excluded so long as such matter does not have a material, disproportionate effect on such Person relative to other comparable entities operating in the industry in which such Person operates.

(52)         “Material Contract” has the meaning given to such term in Section 3.14.

(53)         “NDAs” has the meaning given to such term in Section 3.12(h).

(54)         “Party” and “Parties” have the meaning given to such terms in the Preamble.

(55)         “Patents” has the meaning given to such term in Section (45) of this Appendix A.

(56)         “Payable Claim” has the meaning given to such term in Section 6.6.

(57)       “Person” means any person, limited liability company, partnership, trust, unincorporated organization, corporation, association, joint stock company, business, Governmental Authority or other entity.

(58)     “Proceeding” means any judicial or administrative action, arbitration, claim, demand, hearing, investigation, litigation, proceeding or suit, whether civil, criminal, or administrative, and whether commenced, brought, conducted or heard by or before any Governmental Authority or arbitrator.

(59)      “Product” or “Products” means one or more of the products developed by the Seller and known as (a) Marzeptacog alfa (activated) (“MarzAA”), (b) Dalcinonacog alfa (“DalcA”), and (c) CB 2679d-GT.

(60)        “Product IP” means any Intellectual Property that (a) relates to the Products, or (b) in any manner, in whole or in part, relates to, is used in (or held for use in), or is necessary for the development, manufacture, commercialization, marketing sale, offer for sale, import, use or regulatory approval of a Product, including the Assigned Patents and Assigned Trademarks.

(61)         “Purchase Price” means $6,000,000.00.

(62)         “Purchased Assets” means:

(a)      the Assumed Contracts;

(b)      the Products;

(c)      the Product IP;

(d)      any designation granted by the FDA (including Fast Track Designation, Accelerated Approval, Priority Review, Orphan Drug Designation, and Breakthrough Therapy Programs) related to the Products;

(e)      any FDA submissions related to the Products;

(f)      records from communications with FDA related to the Products;

(g)      data, records, and reports from clinical trials and nonclinical studies primarily related to the Products;

(h)      data, records, and reports related to the development and manufacturing of the Products, including manufacturing of the Products used in clinical trials and nonclinical studies;

(i)      all of Seller’s rights under warranties, indemnities and all similar rights against third parties to the extent primarily related to any Purchased Assets; and

(j)       all goodwill and going concern value of the Business.

(63)         “Registered Product IP” has the meaning given to such term in Section 3.12(a).

(64)        “Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into, onto or through the indoor or outdoor environment or into, through or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, ground water or property.

(65)        “Representatives”, with respect to any Person, means the Affiliates, directors, officers, employees, consultants, agents or other representatives thereof (including legal counsel, accountants, financial advisors, investment bankers and brokers).

(66)        “Resolved Claim” has the meaning given to such term in Section 6.6.

(67)        “Restricted Party” means any Person (a) that is the subject or target of any Sanctions, (b) identified in any Sanctions-related list maintained by the U.S. Departments of Treasury, State and Commerce (including the OFAC list of Specially Designated Nationals and Bureau of Industry and Security Entity List, Denied Persons List and Unverified List) or any similar list maintained by the United Nations Security Council, the European Union or its Member States, Her Majesty’s Treasury or any other relevant Governmental Authority, (c) located, organized or ordinarily resident in a jurisdiction subject to comprehensive territorial Sanctions (including the Crimea region of Ukraine, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic), or (d) owned or controlled by any such Person or Persons described in the foregoing clauses.

(68)         “Sanctions” means economic or financial sanctions, requirements or trade embargoes imposed, administered or enforced from time to time by any applicable U.S. Governmental Authority, including the Office of Foreign Assets Control (“OFAC”) and the U.S. Department of State, the United Nations Security Council, the European Union and its Member States, Her Majesty’s Treasury and any other applicable Governmental Authority with sanctions jurisdiction.

(69)         “Seller” has the meaning given to such term in the Preamble.

(70)         “Seller Account” has the meaning given to such term in the Section 2.3.

(71)         “Seller Balance Sheet Date” has the meaning given to such term in Section 3.4.

(72)         “Seller Financial Statements” has the meaning given to such term in Section 3.4.

(73)         “Seller Group” has the meaning given to such term in Section 8.16.

(74)         “Seller IP Law Firms” has the meaning given to such term in Section 8.16.

(75)         “Seller Party” means the Seller and any Subsidiary of the Seller.

(76)         “Seller Rep Breaches” has the meaning given to such term in Section 6.2.

(77)         “Service” means the services performed by the Seller for any other Person.

(78)         “Settled Claim” has the meaning given to such term in Section 6.6.

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(80)        “Straddle Period” has the meaning given to such term in Section 5.3.

(81)        “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other Person of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees (or similar Person) thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other Person (other than a corporation), a majority of the partnership interests, limited liability interests; or other comparable ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof; and the term “Subsidiary” shall include all entities which would be considered a subsidiary of a Subsidiary under this definition.

(82)       “Tax” or “Taxes” means (i) any tax or duty or similar governmental fee, levy, assessment or charge of any kind whatsoever imposed by a Governmental Authority, including all income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, ad valorem, value added, inventory, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, alternative or add-on minimum, or estimated tax, together with any penalties, additions to tax or additional amounts arising with respect to the foregoing or the obligation to file Tax Returns, and any interest on any of the foregoing, and (ii) any liability in respect of any items described in clause (i) payable by reason of contract, assumption, transferee or successor liability, operation of Law, or U.S. Treasury Regulations Section 1.1502-6 (or any predecessor or successor thereof or any analogous provision of Law).

(83)        “Tax Return” means any report, return, statement, claim for refund, election, declaration or other information with respect to any Tax filed or required to be filed with a Governmental Authority, including any schedule or attachment thereto, and including any amendment thereof.

(84)       “Technology” means materials, ideas, information, and other subject matter, including technical developments, discoveries, inventions, works of authorship, products, designs, concepts, specifications, documents, data, reports, notebooks, technical information, processes, Know-How, methods, protocols, compositions, instruments, tools, and other technology.  Technology includes all results, analyses, analytical methods, manufacturing process descriptions and documentation of process changes over time, batch records, testing, validation, quality control, and CMC data, quality systems information, yield improvement information, and regulatory information, filings, and data.

(85)        “Third Party Claim” has the meaning given to such term in Section 6.5(a).

(86)       “Trade Laws” means all applicable (i) Sanctions, (b) U.S. export control Laws (including the International Traffic in Arms Regulations (22 CFR §§ 120-130, as amended), the Export Administration Regulations (15 CFR §§ 730-774, as amended) and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws), (c) Laws pertaining to imports and customs, including those administered by the Bureau of Customs and Border Protection in the U.S. Department of Homeland Security (and any successor thereof) and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, (d) the anti-boycott Laws administered by the U.S. Department of Commerce and the U.S. Department of the Treasury and (e) export, import and customs Laws of other jurisdictions in which the Seller has in the past five (5) years conducted and/or currently conduct business.

(87)         “Trademarks” has the meaning given to such term in Section (45) of this Appendix A.

(88)      “Trade Secrets” means trade secrets and confidential and proprietary ideas, Know-How, concepts, methods, reports, data, customer lists, mailing lists, business plans, or other proprietary information that provides the owner with a competitive advantage or from which the owner otherwise derives value, monetary or otherwise, from such information not being generally known.

(89)      “Transaction Agreements” means this Agreement, [***], and each of the other agreements, certificates, documents and instruments contemplated hereby and thereby, including all Schedules and Exhibits hereto and thereto.

[***]      [***].

(91)        “Transfer Taxes” means any transfer, documentary, sales, use, stamp, registration or other similar Taxes and fees.

(92)        “Unresolved Claim” has the meaning given to such term in Section 6.6.

(93)         “Waived Claim” has the meaning given to such term in Section 6.5(b).

*          *          *

[***]

[***]

[***]

[***]

[***]

Exhibit 99.1

Catalyst Biosciences Provides Corporate Update

February 28, 2023

SOUTH SAN FRANCISCO, Calif., Feb. 28, 2023 (GLOBE NEWSWIRE) -- Catalyst Biosciences Inc. (NASDAQ: CBIO) (“Catalyst” or “the Company”) today provided two corporate updates.

•
In connection with the Company’s previously announced asset purchase agreement with GNI Group Ltd (“GNI Group”) and GNI Hong Kong Limited (together “GNI”) to purchase all of the assets and intellectual property rights primarily related to GNI’s proprietary hydronidone compound outside of China (collectively, the “F351 Assets”), and the definitive agreement with GNI and other minority stockholders to purchase their controlling interest in Beijing Continent Pharmaceutical Co. Ltd., a commercial-stage pharmaceutical company (the “GNI Transactions”), GNI Group reported its Consolidated Financial Results for its Fiscal Year 2022 on February 15, 2023 showing continued revenue and profit growth from pirfenidone sales in China for the treatment of idiopathic pulmonary fibrosis, which includes revenue of approximately $102 million and net profit of approximately $23 million. A copy of GNI Group’s financial results is available on the GNI Group investor relations website: https://www.gnipharma.com/english/ir/.

•
On February 27, 2023, the Company signed an asset purchase agreement with GC Biopharma (GCBP) pursuant to which GCBP acquired the Company’s legacy rare bleeding disorders programs including marzeptacog alpha activated (MarzAA), dalcinonacog alpha (DalcA) and CB-2679d-GT for a total of $6 million, $1 million payable on signing and $5 million payable on February 28, 2025, subject to satisfaction of post-closing indemnification obligations. Once received, the net proceeds from the transaction will be distributed to holders of the contingent value right issued to Catalyst stockholders of record on January 5, 2023.

About Catalyst Biosciences
Catalyst is a biopharmaceutical company focused on developing its recently acquired small molecule F351 (hydronidone) for the treatment of fibrotic diseases including hepatitis B associated fibrosis and non-alcoholic steatohepatitis. The Company previously focused on protease engineering-based drug discovery and development to address unmet medical needs in disorders of the complement or coagulation systems and has been monetizing these assets to distribute cash to its stockholders. Additional information may be found on the Investor page of the Company’s website at: https://ir.catalystbiosciences.com/.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) concerning Catalyst, GNI, the GNI Transactions, and potential future payments and distributions from the sale of the Company’s legacy rare bleeding disorders programs to GCBP. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Catalyst and GNI, as well as assumptions made by, and information currently available to, management of Catalyst and GNI. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this communication include, but are not limited to, expectations regarding the GNI Transactions; the potential of, and expectations regarding, GNI’s programs, and the potential for an additional $5 million payment from GCBP; and the distribution of cash to legacy Catalyst stockholders. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) uncertainties as to the timing of the GNI Transactions; (ii) risk that future payments from GCBP will be reduced by indemnification claims under the Company’s agreement with GCBP; (iii) risks related to Catalyst’s ability to manage its operating expenses and expenses associated with the GNI Transactions; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions contemplated by the GNI Transactions; (v) unexpected costs, charges or expenses resulting from the purchase of the F351 Assets; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the GNI Transactions; (vii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the product candidates and preclinical programs of Catalyst; and (viii) risks associated with the possible failure to realize certain anticipated benefits of the GNI Transactions, including with respect to future financial and operating results. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Catalyst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) as well as the proxy statement and registration statement on Form S-3 to be filed with the SEC by Catalyst. Catalyst and GNI can give no assurance that the conditions to the GNI Transactions will be satisfied. Except as required by applicable law, Catalyst and GNI undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This press release contains hyperlinks to information that is not deemed to be incorporated by reference into this press release.

No Offer or Solicitation
This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC
In connection with the proposed transactions between Catalyst and GNI, Catalyst intends to file relevant materials with the SEC, including a proxy statement and registration statement on Form S-3 that will contain a prospectus of Catalyst. CATALYST AND GNI URGE INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CATALYST, GNI, THE GNI TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC by contacting Catalyst Biosciences Inc. at investors@catbio.com. Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation
Catalyst, GNI and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about Catalyst’s directors and executive officers is included in Catalyst’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC, the proxy statement for Catalyst’s 2022 annual meeting of stockholders, and Catalyst’s Form 8-K filed with the SEC on December 27, 2022. Additional information regarding the persons who may be deemed participants in the solicitation of proxies will be included in the proxy statement and prospectus relating to the proposed transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Investor Contact:

Catalyst Biosciences, Inc.
Trisha Colton, Investor Relations
investors@catbio.com